GREAT PLAINS
      FUNDS


COMBINED ANNUAL
REPORT FOR

GREAT PLAINS EQUITY FUND

GREAT PLAINS INTERNATIONAL EQUITY FUND

GREAT PLAINS PREMIER FUND

GREAT PLAINS INTERMEDIATE BOND FUND

GREAT PLAINS TAX-FREE BOND FUND


AUGUST 31, 1998

ADVISED BY

FIRST COMMERCE INVESTORS, INC.



INVESTMENT ADVISER'S MESSAGE
-------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the first Annual Report to Shareholders for the Great Plains Funds. This report covers the eleven-month period from the Funds' initial date of operation on September 29, 1997 through August 31, 1998.+ It gives you a complete picture of each Fund, beginning with an overview by the Fund's portfolio manager, followed by a complete listing of Fund holdings and the financial statements.

Although bond investors experienced positive returns, it was a difficult period for stock investors, as U.S. stocks experienced a series of declines in the wake of foreign economic problems and U.S. political turmoil. While these declines are extremely unpleasant, volatility will eventually occur in the stock market. In fact, for any type of investment, volatility and return go hand in hand: the greater the potential return, the greater the volatility. Fund-by fund performance highlights for each Fund follow.

GREAT PLAINS EQUITY FUND

This Fund offers an "all around" approach to stock investing. It pursues total return (current income and capital appreciation) over the long term by investing primarily in large- and medium-capitalization U.S. and foreign stocks.

Reflecting difficulties in the U.S. stock market that occurred later in the reporting period, the Fund's eleven-month total return was a slightly negative (0.94%), or (3.92%) adjusted for the sales charge.* The positive impact on total return was dividend income totaling $0.07 per share, while the negative impact was a $0.16 per share decrease in net asset value. Fund net assets totaled $180 million at the end of the reporting period.

GREAT PLAINS PREMIER FUND

Designed for the more aggressive stock investor, this Fund pursues total return (current income and capital appreciation) by investing primarily in small-capitalization U.S. and foreign common stocks.** Over the reporting period, the small-cap area of the stock market experienced a greater downturn than large-cap stocks. As a result, the Fund's eleven-month total return was (11.69%), or (14.34%) adjusted for the sales charge.* As the prices of small-company stocks declined, the Fund's net asset value declined by $1.17 per share. At the end of the reporting period, Fund net assets totaled $22 million.

GREAT PLAINS INTERMEDIATE BOND FUND

This bond fund offers income and a less aggressive approach to total return than stocks. It invests primarily in intermediate-term bonds issued by U.S. and international corporations and governments. At the end of the reporting period, the Fund's $147 million in net assets were invested across corporate

 * Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** Small-cap stocks have historically experienced greater volatility than average. Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

 + Great Plains International Equity Fund did not have operations prior to August 31, 1998 and therefore is not included in this report.


-------------------------------------------------------------------------------

bonds (29.6%), U.S. Treasury securities (26.1%), mortgage-backed securities (18.1%), and government agency securities (24.0%). Over the reporting period, this Portfolio produced a relatively strong eleven-month total return of 9.23%, or 5.94% adjusted for the sales charge,* through a $0.36 increase in net asset value and $0.54 per share in dividend income.

GREAT PLAINS TAX-FREE BOND FUND

Designed for the tax-sensitive income investor, this Fund pursues current income exempt from federal regular income tax and, secondarily, exempt from Nebraska regular income tax.*** It invests primarily in intermediate- to long-term, investment-grade bonds issued by municipalities in Nebraska and other states. Over its initial period of operation, the Fund achieved an eleven-month total return of 5.29%, or 2.12% adjusted for the sales charge,* through dividend income totaling $0.39 per share and a net asset value increase of $0.13 per share. Net assets totaled $67 million at the end of the reporting period.

Thank you for joining other investors who are pursuing their financial goals through the quality management and diversification of the Great Plains Funds. In the current environment, it's important to remember that, when it comes to pursuing long-term investment results from stocks, the slow and steady approach makes the most sense.

We will continue to keep you-up-to-date on your progress through the highest level of service.

Sincerely,

/s/ James Stuart, III
James Stuart, III
Chairman & Chief Executive Officer
First Commerce Investors, Inc.
Investment Adviser to the Great Plains Funds

*** Income may be subject to the federal alternative minimum tax.




INVESTMENT REVIEW
-------------------------------------------------------------------------------

GREAT PLAINS EQUITY FUND

This past year has been a challenging one for most mutual funds. In particular, the emotions driving the stock market have seen their highs and lows. The one unifying economic factor that has created both opportunities and challenges has been the increasing trend toward global deflation. Approximately one year ago, this factor hit the front page as economic weakness unfolded in the developing countries of Southeast Asia. To a significant degree, this trend had already emerged in Japan, which has been in a recession for some time. Since then, we have seen a global decrease in most commodity prices, affecting Russia and now many other countries. The economic weakness has forced many developing countries to sharply increase interest rates to help defend currency rates, which has not worked in most cases. The bottom line is that this environment has produced a global slowing in economic activity, which is now directly affecting Western Europe and the United States.

This backdrop has produced a market correction in the U.S. markets to a degree not seen since the fall of 1990. From its peak in July, to its trough on August 31, 1998, the Standard & Poor's 500 Index (the "S&P 500")* has declined 19.3%. However, the broader market of small to mid-sized companies has actually been in a corrective mode since April. The Russell 2000 Small Stock Index** has declined 31.2% since April 21. The extremely narrow market leadership this summer helps explain why the average stock mutual fund has significantly underperformed the S&P 500.

This emotional market environment tempts any portfolio manager to try and "time" the market, and sell stocks in advance of falling prices. In theory this seems to be a rational philosophy; in practice, it rarely works consistently. In one of the best real world examples of why we pay little attention to predictions of over all market trends (including our own), one should analyze the recent performance of the well known Brandywine Fund. The manager of that fund personally traveled to Asia last fall, and found the economic situation to be much worse than generally perceived. Based on his analysis, he made the decision to raise the cash levels in the fund to 70% by the end of 1997. However, by the end of June of this year, he had thrown in the towel, and reversed direction and gone back to being almost 95% invested in stocks. Despite the fact that his attempt to time the market was based on analysis which was completely correct, as of the writing of this letter, the Brandywine Fund has underperformed the S&P 500 by almost 20 full percentage points from the start of the year through the end of September 1998.

Our perception of the overall stock market environment is irrelevant. We believe basing the management of this stock fund on a single prediction for the market would be foolish, and completely against our investment philosophies. We will continue to manage this Fund based upon the outlook and attractiveness of individual companies. If we find stocks that are selling at valuation levels that appear attractive on a long-term basis, we won't hesitate to buy despite the current market conditions. At the same time, we will sell stocks if they no longer look attractive, even if they have already fallen

 * The S&P 500 is an index consisting of common stocks of industrial, utility, transportation, and financial companies in the United States market. This index is unmanaged, and investments cannot be made in an index.

** The Russell 2000 Small Stock Index is an unmanaged capitalization weighted index consisting of 2,000 small capitalization common stocks. Investments cannot be made in an index.



in price. We strongly prefer to own companies with good growth prospects that are efficiently managed by shareholder-oriented management teams. We strongly prefer to own "great" companies at fair to attractive prices, relative to owning "fair" companies, even though they may sport exceedingly attractive valuations. History has shown that this type of prudent investment philosophy should over a long time period produce exceptional relative investment results.

Some shareholders may also be questioning our philosophy of being a globally diversified Fund, given the economic problems in many foreign countries. While we are cognizant of these problems, there are two important points which must be recognized. First, we only own companies that are located in countries with firmly entrenched political and economic policies. We own no companies that are based in countries that have had significant problems. Second, virtually all of our "global" companies have business franchises that are comparable to the U.S. companies we own. As an example, holdings such as Nestle (food), Royal Dutch (energy) and Nokia (cellular phones) have dominant global business franchises. Holdings such as Canal Plus (pay TV in France), De Telegraaf (newspapers in the Netherlands) and Telecom Italia (phone service in Italy) have dominant franchises in their particular countries. These are good examples of companies we like on a long-term basis.

Over the past year, we have continued to use the same value-oriented investment philosophy to manage the Fund assets. We believe this to be extremely important in a market environment that is full of uncertainty. It is tempting to let emotions drive investment decisions. However we tend to ignore these emotions, and let our fundamental analysis drive our decisions. These investment philosophies have served our shareholders well over the past year, although we too have had our challenges.

Given ten months of generally bull market conditions, followed by two months of correction, it is very hard to assess the performance of individual stocks. However, we do believe that many of our larger holdings have performed very well over the past year. As an example, our largest holding, AllTel (previously 360 Communications) was up 80.7% over the last year. Hasbro was up 17.6%, SCOR was up 55.3%, Fannie Mae was up 30.8%, Freddie Mac was up 22.4% and De Telegraaf was up 11.4%. Some of our largest disappointments included Vishay Intertechnology down 59%, Manpower down 52% and M.A. Hanna down 50%. These losses seem somewhat shocking, but were not uncommon for many funds given the underperformance of mid-cap stocks.

While performance for the Great Plains Equity Fund has been challenging on an absolute basis during 1998, we have been pleased by our relative performance. On a year to date, total return basis from January 1, 1998 through August 31, 1998, the Great Plains Equity Fund was down 1.89%, relative to the S&P 500 being down 0.37%, and the Dow Jones Industrial Average being down 3.55%. Over this same time period, the Lipper Growth and Income Fund Average* was down 6.5%. The Fund performed particularly well during the month of August, when stock prices were under significant pressure.


For the fiscal year ended August 31, 1998, the Great Plains Equity Fund was up 2.96%, while the Lipper Growth and Income Fund Average was down 0.81%. For the eleven month period ended August 31, 1998, the Fund had a total return of (0.94%) ((3.92%) adjusted for the sales charge).** Most importantly, on a three year total return annualized basis ending August 31, the Great Plains Equity Fund had a 19.23% average annual return, (18.03% adjusted for sales charge),*** while the Lipper Growth and Income Fund Average had a 15.53% average annual return. Based upon these comparisons, we believe we have significantly outperformed other conservatively managed stock mutual funds over the past three years.

We would not be surprised if the stock market continues to be volatile for the time being. This market volatility is not all bad news, especially for value investors such as us. This type of market environment can potentially produce wonderful buying opportunities in companies with exceptional growth prospects. If we can successfully implement our investment philosophies, it could significantly increase the returns of the Fund to our shareholders.


  * Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

 ** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*** The Equity Fund's total return for the fiscal year ended August 31, 1998, based on net asset value and offering price, was 2.96%, and (0.13%). The Equity Fund's total average annualized returns for the five and ten year periods ended August 31, 1998, based on net asset value and offering price, were 14.66% and 13.96%, and 13.26% and 12.92%, respectively. The quoted performance data includes the performance of a common trust fund advised by First Commerce Investors, Inc., for the period before the date on which the Equity Fund commenced operations (9/29/97), as adjusted to reflect the Equity Fund's anticipated expenses as set forth in the "Expenses of the Fund" section of the Equity Fund's prospectus. The common trust fund was not registered under the Investment Company Act of 1940 (the "1940 Act"), and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, the performance may have been adversely affected.


GREAT PLAINS PREMIER FUND

Six out of the last seven years, small-cap stocks have produced double-digit returns.* In fact, the last significant correction in small-cap stocks occurred in 1990, when the smallest 20% of the stocks on the New York Stock Exchange produced a negative return of 21.6%. It should not really be a surprise that the small company sector of the market is finally experiencing a significant correction. The surprise may be that larger cap stocks up until mid-July had continued to produce such strong relative performance. However, larger company stocks and small company stocks periodically produce significant variations in returns; the environment in 1998 has produced such a situation.

So why have small-cap stocks underperformed large-cap stocks so significantly over the past year? Some of the reasons are fundamentally sound in nature. Historically, when risk levels increase and financial markets are under stress, small stocks typically underperform large stocks. The global financial problems in Southeast Asia, Japan, Russia and now South America have produced slowing levels of economic growth, which are now affecting the U.S. These series of events have placed various stresses on the financial markets not seen since 1990. However, the factor which has most affected small company stocks is that portfolio managers for large funds (which dominate the mutual fund industry), generally refuse to buy smaller companies due to the liquidity risk (not being able to sell a large position quickly).

Because of all of these factors, valuation levels for many small company stocks have now fallen to levels not seen for many years. It has been very common for small companies with fundamental problems to have fallen in price by over 50%, in just a few months. Companies with absolutely no fundamental problems have decreased by 30% in some cases. We can now find numerous companies with 15% or better earnings growth potential selling at under 12 times 1998 earnings. In some cases, companies with slightly lower growth prospects sell for less than 8 times earnings. We now have a much longer list of companies we are actively investigating.

This environment has also given us the opportunity to upgrade the quality of our portfolio without harming the investment potential on a long-term basis. When one manages a diversified portfolio, it's not uncommon for a certain percentage of the holdings to have disappointing earnings relative to expectations. Because of the apparent valuation opportunities in many small company stocks, we potentially have the opportunity to sell companies that may have lower growth prospects than originally expected, and replace them with companies that have similar or better growth prospects at even lower valuations.

Over the past year, we have continued to use the same value-oriented investment philosophy to manage the Fund assets. We believe this to be extremely important in a market environment that is full of uncertainty. It is tempting to let emotions drive investment decisions. However we tend to ignore these emotions, and let our fundamental analysis drive our decisions. These investment philosophies have served our shareholders well over the past year, although we too have had our challenges. The largest challenge has been that small stocks have significantly underperformed large stocks by a significant margin.

While larger stocks continued to rally this past summer, small stocks actually reached their peak in mid-April. Thus, we have actually seen most small company stocks correct over the past five months. Despite this challenging environment, many of our stocks performed well. Our largest holding (Duff

 * Small cap stocks have historically experienced greater volatility than average.


and Phelps Credit Rating Co.) was up 61% over the past year. Other significant holdings include ASA Holdings up 17%, Edipresse up 13% and De Telegraaf up 11%. Some of our largest disappointments included Vishay Intertechnology down 59%, Wausua-Mosinee Paper down 41%, and M.A. Hanna down 50%. These losses seem somewhat shocking, but were very common for many small cap funds given the underperformance of smaller stocks.

While we are always disappointed with negative performance, we have actually been very pleased with the performance on the Great Plains Premier Fund in a relative sense. On a year to date, total return basis from January 1, 1998 through August 31, 1998, the Great Plains Premier Fund was down 9.33%, relative to the Russell 2000 Small Stock Index* being down 22.08%, and the Lipper Small Cap Fund Average** being down 20.58%. The Fund performed particularly well during the month of August, when stock prices were under significant pressure.

For the fiscal year ended August 31, 1998, the Great Plains Premier Fund was down 8.66%, while the Russell 2000 Index was down 19.2% and the Lipper Small-Cap Fund Average was down 19.4%. For the eleven month period ended August 31, 1998, the Fund had a total return of (11.7%) ((14.3%) adjusted for sales charge).+ Most importantly, on a three year total return annualized basis ending August 31, the Great Plains Premier Fund had a 15.4% average annual return (14.2% adjusted for sales charge),++ while the Russell 2000 Index had a 4.9% average annual return and the Lipper Small-Cap Fund Average had a 2.9% average annual return. Based upon these comparisons, we believe we have significantly outperformed other small company stock mutual funds over the past three years.

We would not be surprised if the stock market continues to be volatile for the time being. This market volatility is not all bad news, especially for value investors such as us. This type of market environment can potentially produce wonderful buying opportunities in companies with exceptional growth prospects. If we can successfully implement our investment philosophies, it could significantly increase the returns of the Fund to our shareholders.

 * The Russell 2000 Small Stock Index is an unmanaged capitalization weighted index consisting of 2,000 small capitalization common stocks. Investments cannot be made in an index.

** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

+ Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

++ The Premier Fund's average annualized total return for the fiscal year ended
   August 31, 1998, based on net asset value and offering price, was (8.66%), and (11.40%). The Premier Fund's total returns for the five year period ended August 31, 1998, and for the period from October 1988 (date of inception) to August 31, 1998, based on net asset value and offering price, were 12.55% and 11.87%, and 10.20% and 9.86%, respectively. The quoted performance data includes the performance of a common trust fund advised by First Commerce Investors, Inc., for the period before the date on which the Premier Fund commenced operations (9/29/97), as adjusted to reflect the Premier Fund's anticipated expenses as set forth in the "Expenses of the Fund" section of the Premier Fund's prospectus. The common trust fund was not registered under the Investment Company Act of 1940 (the "1940 Act"), and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, the performance may have been adversely affected.


GREAT PLAINS INTERMEDIATE BOND FUND

The bond markets during 1998 have been surprising. After starting the year out at unusually low interest rates, the bond markets responded to unusually strong economic growth numbers and bond yields rose. This caused bond prices to decline. Bond investors were second-guessing themselves as to why they were buying and/or holding bonds and not stocks.

During the summer, things changed. More problems overseas surfaced and the international markets and the domestic equity market began to become less enticing. As international investors and some U.S. money managers began to reallocate their investable funds, the U.S. Treasury market became the haven for vast amounts of nontraditional bond money. U.S. Treasury bond prices rose causing yields to decline dramatically. The decline in yields was across the entire maturity spectrum. Most other taxable bond markets tried to keep pace with the movement of the U.S. Treasury yields, but they were unable to keep pace. As a result, the normal difference in yield between a typical corporate bond and a similar maturity U.S. Treasury increased. The same thing happened to agency bonds and mortgage securities. As the yields on Treasury bonds declined even more, the yield differential between Treasury bonds and all other securities widened even more.

As yields on U.S. Treasury securities have declined, they have become less appealing as permanent investments in the Fund, especially when higher absolute yields are available on other fixed income securities. Consequently the Fund has emphasized investing in other securities rather than Treasuries so that the Fund's orientation in recent months has changed slightly. Over the last year the most notable differences in composition has been the reduced weighting in mortgages and the offsetting increased weighting in agency securities. Nevertheless, the overall quality of the Fund is about the same since the new investments weren't significantly different in quality.

Over the last year, the Fund has been gradually redeploying funds from one security to another as the bond markets have changed. Earlier in the year when yields were rising the Fund bought some longer securities. At other times the Fund bought some intermediate maturity bonds as the yield on these securities were similar to longer securities, but the potential price volatility was less. At other times the Fund focused on buying callable bonds as the yield on these securities were attractive even with the possibility of the bonds being called away at a later date. During most of the past year, the Fund has attempted to remain fully invested and has attempted to buy bonds on weakness. Only when yields were rising did the Fund not aggressively add to its long-term security positions.

Its modest de-emphasizing of Treasuries have impacted performance of the Fund during the year as all U.S. Treasury bonds outperformed other comparable securities. Nevertheless, the Great Plains Intermediate Bond Fund has had good performance since the beginning of the year and over the last twelve months. Since the beginning of the year through August 31, 1998, the Fund's total return has been 6.25% (3.10% adjusted for sales charge).* For the last twelve months the Fund's performance was

 * Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.



11.09% (7.75% adjusted for sales charge).** By comparison the Lipper Intermediate Investment Grade Mutual Fund Average+ had total returns of 5.18% and 9.05% during these time periods, respectively.

In analyzing the factors that contributed to the Fund's performance over the last year, I have already mentioned that cutting back on Treasuries detracted a little from performance. After U.S. Treasury bonds, agencies were the next best performing bond sector followed by the corporate bonds. Mortgage securities were the least positive contributor, but if the market direction changes, they may be the best performers. Overall due to the rally, the longer the maturity of the security the better the bond performed.

GREAT PLAINS TAX-FREE BOND FUND

Since the beginning of 1998 all fixed income markets have rallied as economic factors and other influences have caused interest rates to decline to new record low levels or to levels not seen in 20 years. The municipal bond market has tried to keep pace with the rally in the other fixed income markets, but the prices of existing municipal bonds have not been able to rally as much. Consequently municipal bonds, in a relative sense, are extremely attractive on an aftertax basis versus other alternative fixed income securities. But, their absolute yield is substantially less than it was a year ago and by comparison to historic yields not very enticing.

Municipal bonds have not kept pace with the price appreciation in the U.S. Treasury market for a couple of reasons. Most importantly, nontraditional fixed income investors who have sought a safe haven for investable funds away from foreign securities and U.S. equities, have influenced the U.S. Treasury market by causing prices of U.S. Treasury bonds to be bid up. These safe haven investors have limited their purchases to the extremely liquid Treasury market and have avoided all other fixed income securities (i.e. corporate bonds, municipal bonds, and agency bonds). Therefore U.S. Treasury bond yields have declined more than the yields in the other bond markets. The other reason municipal bonds have not kept pace with the price appreciation of other markets is that demand for municipal bonds has been less than the supply. Until recently much of the new funds flowing into the investment area have been for the equity markets and little new money was available for the municipal bond market and some bond maturities were even reinvested into equities. Therefore, municipal bond prices did not rise much, since the supply of available bonds was almost always sufficient to meet the demand.

** The quoted performance data includes the performance of a common trust fund advised by First Commerce Investors, Inc., for the period before the date on which the Intermediate Bond Fund commenced operations (9/29/97), as adjusted to reflect the Intermediate Bond Fund's anticipated expenses as set forth in the "Expenses of the Fund" section of the Intermediate Bond Fund's prospectus. The common trust fund was not registered under the Investment Company Act of 1940 (the "1940 Act"), and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, the performance may have been adversely affected.

 + Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.


This lack of demand would normally cause municipal bond issuers to raise yields to attract investors, thus causing a rise in municipal bond yields. Nevertheless, municipal bond yields have declined since the beginning of the year. A ten-year high quality municipal bond yielded approximately 4.50% on December 31, 1997. A similar ten-year high quality municipal bond would have yielded 4.35% on August 31, 1998. Since the end of August, municipal yields have continued to come down a little more.

Stemming from the modest rally in the municipal bond market, the Great Plains Tax-Free Bond Fund had a total return of 3.34% (0.26% adjusted for sales charge) since December 31, 1997* and 6.29% (3.10% adjusted for sales charge) for the fiscal year ended August 31, 1998**. These total returns compare to 3.77% for the Lipper Intermediate Municipal Debt Average*** for the eight month period, and 7.02% for the twelve month period.

The total return difference between the Great Plains Tax-Free Bond Fund and the Lipper Average is more than I would like, but the Fund's main goal is to generate reasonable tax-sheltered income exempt from federal and Nebraska income taxes.+ Had the Fund dramatically changed its composition, the Fund's performance would have been closer to the Lipper Average return, but the shareholders would have had significant capital gains to pay and the exempt income distributions would probably not have been any better.

Even though the Fund has limited generating taxable capital gains, the Fund has added numerous new positions to the portfolio over the last year as bond maturities have been redeployed. During this time period, I have attempted to lengthen the portfolio in order to increase its distribution yield to the shareholders. In accomplishing this, the Fund has sought the most attractive yields available to institutional investors with some of these investments being in non-Nebraska bonds for diversification reasons and some new investments being made into Nebraska bonds when available. As a result, the average maturity of the portfolio has extended from 7.7 years to 8.1 years. Even with these transactions, the quality of the portfolio has been maintained throughout the year and the Fund currently has approximately 56% of its assets invested in municipal securities exempt from Nebraska income taxes.

+ Income may be subject to the federal alternative minimum tax.

* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The quoted performance data includes the performance of a common trust fund advised by First Commerce Investors, Inc., for the period before the date on which the Tax-Free Bond Fund commenced operations (9/29/97), as adjusted to reflect the Tax-Free Bond Fund's anticipated expenses as set forth in the "Expenses of the Fund" section of the Tax-Free Bond Fund's prospectus. The common trust fund was not registered under the Investment Company Act of 1940 (the "1940 Act"), and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, the performance may have been adversely affected.

*** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.



GREAT PLAINS EQUITY FUND
-------------------------------------------------------------------------------
            GROWTH OF $10,000 INVESTED IN GREAT PLAINS EQUITY FUND The graph below illustrates the hypothetical investment of $10,000* in the
Great Plains Equity Fund (the "Fund") from August 31, 1988** to August 31, 1998, compared to a hypothetical investment of $10,000 in the Standard & Poor's 500 Index (S&P 500)+ and the Lipper Growth and Income Fund Average (LGIFA).++



[Graphic representation omitted.  Please see Appendix A1.]




   PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.
* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.00% ($10,000 investment minus $300 sales charge = $9,700). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGIFA have been adjusted to reflect reinvestment of dividends on securities in the indices.
** The Great Plains Equity Fund is the successor to a common trust fund. The quoted performance data includes performance of the common trust fund for the period from 8/31/88 to 9/29/97 when the Fund first commenced operation, as adjusted to reflect the Fund's anticipated expenses. The common trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, the performance may have been adversely affected.
*** Total return quoted represents the 3.00% sales charge.
+ The Standard & Poor's 500 Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged, and investments cannot be made in an index.
++ The Lipper Growth and Income Fund Average represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in the Fund's performance.


GREAT PLAINS EQUITY FUND (WITHOUT SALES CHARGE)
-------------------------------------------------------------------------------
            GROWTH OF $10,000 INVESTED IN GREAT PLAINS EQUITY FUND The graph below illustrates the hypothetical investment of $10,000* in the
Great Plains Equity Fund (the "Fund") from August 31, 1988** to August 31, 1998, compared to a hypothetical investment of $10,000 in the Standard & Poor's 500 Index (S&P 500)+ and the Lipper Growth and Income Fund Average (LGIFA).++




[Graphic representation omitted.  Please see Appendix A2.]






   PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.
* The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGIFA have been adjusted to reflect reinvestment of dividends on securities in the indices.
** The Great Plains Equity Fund is the successor to a common trust fund. The quoted performance data includes performance of the common trust fund for the period from 8/31/88 to 9/29/97 when the Fund first commenced operation, as adjusted to reflect the Fund's anticipated expenses. The common trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, the performance may have been adversely affected.
+ The Standard & Poor's 500 Index is not adjusted to reflect sales charges, expenses, or other fees. This index is unmanaged, and investments cannot be made in an index.
++ The Lipper Growth and Income Fund Average represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees.


GREAT PLAINS PREMIER FUND
-------------------------------------------------------------------------------
            GROWTH OF $10,000 INVESTED IN GREAT PLAINS PREMIER FUND The graph below illustrates the hypothetical investment of $10,000* in the
Great Plains Premier Fund (the "Fund") from October 31, 1988 (start of performance)** to August 31, 1998, compared to a hypothetical investment of $10,000 in the Russell 2000 Small Stock Index (RU2)+ and the Lipper Small-Cap Fund Average (LSCFA).++





[Graphic representation omitted.  Please see Appendix A3.]





 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY
 MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.
* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.00% ($10,000 investment minus $300 sales charge = $9,700). The Fund's performance assumes the reinvestment of all dividends and distributions. The RU2 and the LSCFA have been adjusted to reflect reinvestment of dividends on securities in the indices.
** The Great Plains Premier Fund is the successor to a common trust fund. The quoted performance data includes performance of the common trust fund for the period from 10/31/88 (inception date of common trust fund) to 9/29/97 when the Fund first commenced operation, as adjusted to reflect the Fund's anticipated expenses. The common trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, the performance may have been adversely affected.
*** Total return quoted reflects the 3.00% sales charge.
+ The Russell 2000 Small Stock Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged and investments cannot be made in an index.
++ The Lipper Small-Cap Fund Average represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in the Fund's performance.




GREAT PLAINS PREMIER FUND (WITHOUT SALES CHARGE)
-------------------------------------------------------------------------------
            GROWTH OF $10,000 INVESTED IN GREAT PLAINS PREMIER FUND The graph below illustrates the hypothetical investment of $10,000* in the
Great Plains Premier Fund (the "Fund") from October 31, 1988 (start of performance)** to August 31, 1998, compared to a hypothetical investment of $10,000 in the Russell 2000 Small Stock Index (RU2)+ and the Lipper Small-Cap Fund Average (LSCFA).++




[Graphic representation omitted.  Please see Appendix A4.]



 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY
 MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.
* The Fund's performance assumes the reinvestment of all dividends and distributions. The RU2 and the LSCFA have been adjusted to reflect reinvestment of dividends on securities in the indices.
** The Great Plains Premier Fund is the successor to a common trust fund. The quoted performance data includes performance of the common trust fund for the period from 10/31/88 (inception date of common trust fund) to 9/29/97 when the Fund first commenced operation, as adjusted to reflect the Fund's anticipated expenses. The common trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, the performance may have been adversely affected.
+ The Russell 2000 Small Stock Index is not adjusted to reflect sales charges, expenses, or other fees. This index is unmanaged and investments cannot be made in an index.
++ The Lipper Small-Cap Fund Average represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees.


GREAT PLAINS INTERMEDIATE BOND FUND
-------------------------------------------------------------------------------
       GROWTH OF $10,000 INVESTED IN GREAT PLAINS INTERMEDIATE BOND FUND The graph below illustrates the hypothetical investment of $10,000* in the
Great Plains Intermediate Bond Fund (the "Fund") from August 31, 1988** to August 31, 1998, compared to a hypothetical investment of $10,000 in the Lehman Brothers Government Corporate Index 5-10 (LGCI) and the Lipper
Intermediate Investment Grade Average (LIIGA).+





[Graphic representation omitted.  Please see Appendix A5.]



  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.
* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.00% ($10,000 investment minus $300 sales charge = $9,700). The Fund's performance assumes the reinvestment of all dividends and distributions. The LGCI and the LIIGA have been adjusted to reflect reinvestment of dividends on securities in the indices.
** The Great Plains Intermediate Bond Fund is the successor to a common trust fund. The quoted performance data includes performance of the common trust fund for the period from 8/31/88 to 9/29/97 when the Fund first commenced operation, as adjusted to reflect the Fund's anticipated expenses. The common trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, the performance may have been adversely affected.
*** Total return quoted reflects the 3.00% sales charge.
+ The Lehman Brothers Government/Corporate Bond Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged, and investments cannot be made in an index.
++ The Lipper Intermediate Investment Grade Average represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in the Fund's performance.




GREAT PLAINS INTERMEDIATE BOND FUND
(WITHOUT SALES CHARGE)
-------------------------------------------------------------------------------
       GROWTH OF $10,000 INVESTED IN GREAT PLAINS INTERMEDIATE BOND FUND The graph below illustrates the hypothetical investment of $10,000* in the
Great Plains Intermediate Bond Fund (the "Fund") from August 31, 1988** to August 31, 1998, compared to a hypothetical investment of $10,000 in the Lehman Brothers Government Corporate Index 5-10 (LGCI) and the Lipper
Intermediate Investment Grade Average (LIIGA).+





[Graphic representation omitted.  Please see Appendix A6.]




  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.
* The Fund's performance assumes the reinvestment of all dividends and distributions. The LGCI and the LIIGA have been adjusted to reflect reinvestment of dividends on securities in the indices.
** The Great Plains Intermediate Bond Fund is the successor to a common trust fund. The quoted performance data includes performance of the common trust fund for the period from 8/31/88 to 9/29/97 when the Fund first commenced operation, as adjusted to reflect the Fund's anticipated expenses. The common trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, the performance may have been adversely affected.
+ The Lehman Brothers Government/Corporate Bond Index is not adjusted to reflect sales charges, expenses, or other fees. This index is unmanaged, and investments cannot be made in an index.
++ The Lipper Intermediate Investment Grade Average represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees.




GREAT PLAINS TAX-FREE BOND FUND
-------------------------------------------------------------------------------
         GROWTH OF $10,000 INVESTED IN GREAT PLAINS TAX-FREE BOND FUND The graph below illustrates the hypothetical investment of $10,000* in the
Great Plains Tax-Free Bond Fund (the "Fund") from August 31, 1988** to August 31, 1998, compared to a hypothetical investment of $10,000 in the Lehman Brothers Municipal Index/7-Year (LB7GO)+ and the Lipper Intermediate Municipal Debt Average (LIMA).++



[Graphic representation omitted.  Please see Appendix A7.]




  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.
* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.00% ($10,000 investment minus $300 sales charge = $9,700). The Fund's performance assumes the reinvestment of all dividends and distributions. The LB7GO and the LIMA have been adjusted to reflect reinvestment of dividends on securities in the indices.
** The Great Plains Tax-Free Bond Fund is the successor to a common trust fund.
   The quoted performance data includes performance of the common trust fund for the period from 8/31/88 to 9/29/97 when the Fund first commenced operation, as adjusted to reflect the Fund's anticipated expenses. The common trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, the performance may have been adversely affected.
*** Total return quoted reflects the 3.00% sales charge.
+ The Lehman Brothers Municipal Index/7-Year is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged. Actual investments may not be made in an index.
++ The Lipper Intermediate Municipal Debt Fund Average represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in the Fund's performance.



GREAT PLAINS TAX-FREE BOND FUND
(WITHOUT SALES CHARGE)
-------------------------------------------------------------------------------
         GROWTH OF $10,000 INVESTED IN GREAT PLAINS TAX-FREE BOND FUND The graph below illustrates the hypothetical investment of $10,000* in the
Great Plains Tax-Free Bond Fund (the "Fund") from August 31, 1988** to August 31, 1998, compared to a hypothetical investment of $10,000 in the Lehman Brothers Municipal Index/7-Year (LB7GO)+ and the Lipper Intermediate Municipal Debt Average (LIMA).++


[Graphic representation omitted.  Please see Appendix A8.]


  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.
* The Fund's performance assumes the reinvestment of all dividends and distributions. The LB7GO and the LIMA have been adjusted to reflect reinvestment of dividends on securities in the indices.
** The Great Plains Tax-Free Bond Fund is the successor to a common trust fund.
   The quoted performance data includes performance of the common trust fund for the period from 8/31/88 to 9/29/97 when the Fund first commenced operation, as adjusted to reflect the Fund's anticipated expenses. The common trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, the performance may have been adversely affected.
+ The Lehman Brothers Municipal Index/7-Year is not adjusted to reflect sales charges, expenses, or other fees. This index is unmanaged. Actual investments may not be made in an index.
++ The Lipper Intermediate Municipal Debt Fund Average represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees.


GREAT PLAINS EQUITY FUND
PORTFOLIO OF INVESTMENTS
AUGUST 31, 1998
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT
 OR SHARES                                                             VALUE
 ---------- -----------------------------------------------------   ------------
 COMMERCIAL PAPER (1.7%)
 Finance (1.7%)
 $1,500,000 American Express Credit Corp.........................   $  1,496,104
  1,500,000 General Electric Capital Corp........................      1,496,083
                                                                    ------------
  TOTAL COMMERCIAL PAPER (IDENTIFIED COST $2,992,187).............     2,992,187
                                                                    ------------
 COMMON STOCKS (89.1%)
 Automotive (3.5%)
    152,517 Autoliv, Inc.........................................      4,499,252
    120,000 (a)Keystone Automotive
             Industries, Inc.....................................      1,815,000
                                                                    ------------
  Total...........................................................     6,314,252
                                                                    ------------
 Broadcasting (1.9%)
     16,570 Canal Plus...........................................      3,352,783
                                                                    ------------
 Capital Equipment (1.0%)
    165,000 ABB AB, Class A......................................      1,840,993
                                                                    ------------
 Chemicals (4.0%)
    272,530 Hanna (M.A.) Co......................................      3,389,592
    154,350 Lilly Industries, Inc., Class A......................      2,874,769
     44,800 Morton International, Inc............................        996,800
                                                                    ------------
  Total...........................................................     7,261,161
                                                                    ------------
 Computer Services (2.5%)
    276,000 Wallace Computer Services, Inc.......................      4,467,750
                                                                    ------------
 Consumer Products (2.8%)
    306,710 Reckitt & Colman PLC.................................      5,038,552
                                                                    ------------
 Consumer Services (6.3%)
    171,850 Block (H&R), Inc.....................................      6,723,631
    226,040 Manpower, Inc........................................      4,605,565
                                                                    ------------
  Total...........................................................    11,329,196
                                                                    ------------
 Finance-Insurance (10.9%)
    216,485 20th Century Industries..............................      5,358,004
     95,674 Allstate Corp........................................      3,587,775
     50,800 Mercury General Corp.................................      1,857,375
    133,260 Scor SA..............................................      8,362,653
      5,500 Scor SA, ADR.........................................        342,031
                                                                    ------------
  Total...........................................................    19,507,838
                                                                    ------------


 SHARES                                                                VALUE
 ------- --------------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED
 Finance-Investments (3.6%)
     107 (a)Berkshire Hathaway, Inc., Class A....................   $  6,473,500
                                                                    ------------
 Finance-Services (1.0%)
  60,000 Fair Isaac & Co., Inc...................................      1,856,250
                                                                    ------------
 Food & Tobacco (4.5%)
  24,500 Nestle SA, ADR..........................................      2,271,557
 141,600 Philip Morris Cos., Inc.................................      5,885,250
                                                                    ------------
  Total...........................................................     8,156,807
                                                                    ------------
 Government Agencies (6.2%)
 155,500 Federal Home Loan Mortgage Corp.........................      6,142,250
  86,835 Federal National Mortgage Association...................      4,933,313
                                                                    ------------
  Total...........................................................    11,075,563
                                                                    ------------
 Healthcare & Medical Supplies (3.0%)
  40,800 Aetna Services, Inc.....................................      2,455,650
  69,200 Pharmacia & Upjohn, Inc.................................      2,876,125
                                                                    ------------
  Total...........................................................     5,331,775
                                                                    ------------
 International Oil (2.6%)
  55,804 Royal Dutch Petroleum Co., ADR..........................      2,218,209
 244,550 Saga Petroleum ASA, Class A.............................      2,585,758
                                                                    ------------
  Total...........................................................     4,803,967
                                                                    ------------
 Leisure & Recreation (9.2%)
 202,102 Carnival Corp., Class A.................................      5,835,695
  66,000 Disney (Walt) Co........................................      1,810,875
 286,450 Hasbro, Inc.............................................      8,969,466
                                                                    ------------
  Total...........................................................    16,616,036
                                                                    ------------
 Mining (0.5%)
  70,000 De Beers Cons'D Mines, ADR..............................        805,000
                                                                    ------------
 Papers (0.2%)
  30,000 Wausau-Mosinee Paper Corp...............................        382,500
                                                                    ------------

                    See Notes to Portfolios of Investments.



GREAT PLAINS EQUITY FUND
--------------------------------------------------------------------------------


 SHARES                                                                VALUE
 ------- --------------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED
 Printing & Publishing (7.6%)
  11,930 Edipresse SA............................................   $  3,822,233
 292,800 NV Holdingmaatschappij De Telegraaf.....................      7,007,432
 168,700 Pearson.................................................      2,836,402
                                                                    ------------
  Total...........................................................    13,666,067
                                                                    ------------
 Steel (1.5%)
  72,700 Nucor Corporation.......................................      2,612,656
                                                                    ------------
 Technology (3.5%)
  41,200 OY Nokia AB, Class A, ADR...............................      2,752,675
 340,452 (a)Vishay Intertechnology, Inc..........................      3,574,746
                                                                    ------------
  Total...........................................................     6,327,421
                                                                    ------------
 Telecommunications (8.4%)
 249,927 Alltel Corp.............................................     11,277,956
 216,100 (a)SITEL Corp...........................................        783,363
 399,378 Telecom Italia SPA......................................      3,091,751
                                                                    ------------
  Total...........................................................    15,153,070
                                                                    ------------

 SHARES OR
 PRINCIPAL
   AMOUNT                                                              VALUE
 ---------- -----------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED
 Trucking (2.7%)
    327,687 Werner Enterprises, Inc..............................   $  4,833,383
                                                                    ------------
 Utilities (1.7%)
    119,400 (a)CalEnergy Co., Inc................................      3,037,238
                                                                    ------------
  TOTAL COMMON STOCKS (IDENTIFIED COST $130,578,530)..............   160,243,758
                                                                    ------------
 MUTUAL FUND SHARES (4.3%)
  7,705,175 Benchmark Diversified Fund (AT NET ASSET VALUE)......      7,705,175
                                                                    ------------
 U.S. TREASURY SECURITIES (5.0%)
 U.S. Treasury Bills 5.0%
 $3,000,000 9/17/1998............................................      2,993,130
  3,000,000 10/15/1998...........................................      2,982,240
  3,000,000 4/1/1999.............................................      2,914,860
                                                                    ------------
  TOTAL U.S. TREASURY SECURITIES (IDENTIFIED COST $8,883,517).....     8,890,230
                                                                    ------------
  TOTAL INVESTMENTS (IDENTIFIED COST $150,159,409)................  $179,831,350
                                                                    ============

                    See Notes to Portfolios of Investments.


GREAT PLAINS PREMIER FUND
PORTFOLIO OF INVESTMENTS
AUGUST 31, 1998
--------------------------------------------------------------------------------



 SHARES                                                                VALUE
 ------ ---------------------------------------------------------   ------------
 COMMON STOCKS (89.2%)
 Airlines (3.9%)
 25,500 ASA Holdings Inc. .......................................   $    873,375
                                                                    ------------
 Automotive (9.9%)
 73,300 (a) Keystone Automotive Industries, Inc..................      1,108,663
 91,300 (a) Motorcar Parts and Accessories, Inc..................      1,095,600
                                                                    ------------
  Total...........................................................     2,204,263
                                                                    ------------
 Chemicals (8.5%)
 58,130 Hanna (M.A.) Co..........................................        722,992
 62,000 Lilly Industries, Inc., Class A..........................      1,154,750
                                                                    ------------
  Total...........................................................     1,877,742
                                                                    ------------
 Computer Services (2.6%)
 35,000 Wallace Computer Services, Inc...........................        566,562
                                                                    ------------
 Consumer Products (3.6%)
 77,400 (a) Meadowcraft, Inc.....................................        793,350
                                                                    ------------
 Consumer Services (0.8%)
  8,700 Manpower, Inc............................................        177,262
                                                                    ------------
 Finance-Insurance (3.9%)
 35,350 20th Century Industries..................................        874,912
                                                                    ------------
 Finance-Services (14.9%)
 42,550 Duff & Phelps Credit Rating..............................      2,084,950
 39,430 Fair Isaac & Co., Inc....................................      1,219,866
                                                                    ------------
  Total...........................................................     3,304,816
                                                                    ------------
 Healthcare & Medical Supplies (2.1%)
 13,740 (a) Corvel Corp..........................................        462,008
                                                                    ------------
 International Oil (1.5%)
 31,000 Saga Petroleum A.S., Class A.............................        327,780
                                                                    ------------
 Papers (7.8%)
 36,000 Schweitzer-Mauduit International, Inc....................        893,250
 65,600 Wausau-Mosinee Paper Corp................................        836,400
                                                                    ------------
  Total...........................................................     1,729,650
                                                                    ------------

 PRINCIPAL
  AMOUNT
 OR SHARES                                                             VALUE
 --------- ------------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED
 Printing & Publishing (10.4%)
    3,800  Edipresse SA..........................................   $  1,217,476
   45,500  NV Holdingmaatschappij De Telegraaf...................      1,088,928
                                                                    ------------
  Total...........................................................     2,306,404
                                                                    ------------
 Technology (7.0%)
   56,232  (a) New Horizons Worldwide, Inc.......................        955,944
   55,932  (a) Vishay Intertechnology, Inc.......................        587,286
                                                                    ------------
  Total...........................................................     1,543,230
                                                                    ------------
 Telecommunications (3.8%)
  113,100  (a) SITEL Corp........................................        409,988
   42,800  West TeleServices Corp................................        449,400
                                                                    ------------
  Total...........................................................       859,388
                                                                    ------------
 Transportation (3.3%)
   43,225  Air Express International Corp........................        740,228
                                                                    ------------
 Trucking (5.2%)
   77,775  Werner Enterprises, Inc...............................      1,147,181
                                                                    ------------
  TOTAL COMMON STOCKS (IDENTIFIED COST $22,232,363)...............    19,788,151
                                                                    ------------
 MUTUAL FUND SHARES (4.4%)
  974,120  Benchmark Diversified Fund (AT NET ASSET VALUE).......        974,120
                                                                    ------------
 U.S. TREASURY--SECURITIES (6.6%)
 U.S. Treasury Bills (6.6%)
 $500,000  10/15/1998............................................        497,040
  300,000  12/10/1998............................................        295,992
  700,000  4/1/1999..............................................        680,134
                                                                    ------------
  TOTAL U.S. TREASURY SECURITIES (IDENTIFIED COST $1,471,860).....     1,473,166
                                                                    ------------
  TOTAL INVESTMENTS (IDENTIFIED COST $24,678,343).................  $ 22,235,437
                                                                    ============

                    See Notes to Portfolios of Investments.



GREAT PLAINS INTERMEDIATE BOND FUND
PORTFOLIO OF INVESTMENTS
AUGUST 31, 1998
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                              VALUE
 --------- -----------------------------------------------------   ------------
 ASSET-BACKED SECURITIES (0.1%)
 $ 108,920 Sears Consumer Financial Corp. 1991-1, Class A,
            7.25%, 9/15/2006 (IDENTIFIED COST $108,497).........   $    111,190
                                                                   ------------
 CORPORATE BONDS (29.6%)
 Finance (17.7%)
 2,000,000 ABN-AMRO Bank NV, Chicago, Sub., 6.625%, 10/31/2001..      2,047,740
 1,000,000 AON Corp., Note, 6.30%, 1/15/2004....................      1,022,230
 1,000,000 Associates Corp. of North America, Sr. Note, 7.50%,
            4/15/2002...........................................      1,062,680
 2,000,000 Bayerische Landesbank-NY, Sub. Note, 6.375%,
            10/15/2005..........................................      2,049,500
 2,000,000 Bear Stearns Cos., Inc., Sr. Note, 7.00%, 3/1/2007...      2,123,380
 2,000,000 Ford Motor Credit Corp., Note, 6.625%, 6/30/2003.....      2,049,880
 1,000,000 Ford Motor Credit Corp., Note, 7.00%, 9/25/2001......      1,042,250
 1,000,000 Ford Motor Credit Corp., Note, 7.50%, 1/15/2003......      1,069,420
 2,000,000 General Motors Acceptance Corp., Unsecd. Note,
            6.875%, 7/15/2001...................................      2,072,920
 1,000,000 IBM Credit Corp., Note, 6.20%, 8/28/2000.............      1,014,680
 1,000,000 International Lease Finance Corp., Note, 6.625%,
            8/15/2000...........................................      1,017,220
 1,000,000 International Lease Finance Corp., Note, 6.875%,
            5/1/2001............................................      1,034,510
 2,000,000 ITT Hartford Group, Inc., Note, 8.20%, 10/15/1998....      2,005,960
 2,000,000 Merrill Lynch & Co., Inc., Note, 6.25%, 1/15/2006....      2,008,700
 2,000,000 Northern Trust Corp., Sub. Note, Series BKNT, 7.30%,
            9/15/2006...........................................      2,181,040
 2,000,000 Norwest Corp., Sub. Note, 6.625%, 3/15/2003..........      2,087,520
                                                                   ------------
  Total..........................................................    25,889,630
                                                                   ------------

 PRINCIPAL
   AMOUNT                                                             VALUE
 ---------- ----------------------------------------------------   ------------
 CORPORATE BONDS, CONTINUED
 Industrials (8.7%)
 $1,000,000 Anheuser-Busch Cos., Inc., Note, 7.00%, 9/1/2005....   $  1,050,620
  1,000,000 CPC International, Inc., Unsecd. Note, 6.15%,
             1/15/2006..........................................      1,017,660
  2,000,000 Disney (Walt) Co., Bond, Series B, 6.75%, 3/30/2006.      2,081,960
  1,500,000 General Motors Corp., Sr. Note, 6.375%, 5/1/2008....      1,515,450
  2,000,000 Philip Morris Cos., Inc., Note, 7.50%, 1/15/2002....      2,081,180
  1,500,000 Pitney Bowes, Inc., Note, 5.95%, 2/1/2005...........      1,518,210
  1,500,000 Rockwell International Corp., Sr. Note, 6.15%,
             1/15/2008..........................................      1,521,180
  1,000,000 Sony Corp., Bond, 6.125%, 3/4/2003..................      1,017,060
  1,000,000 Texaco Capital, Inc., Note, 6.00%, 6/15/2005........      1,015,460
                                                                   ------------
  Total..........................................................    12,818,780
                                                                   ------------
 Utilities (3.2%)
  1,000,000 GTE South, Inc., Deb., 6.00%, 2/15/2008.............        997,110
  2,000,000 Lucent Technologies, Inc., Note, 6.90%, 7/15/2001...      2,084,440
  1,500,000 Wisconsin Electric Power Co., Deb., 6.625%,
             11/15/2006.........................................      1,575,690
                                                                   ------------
  Total..........................................................     4,657,240
                                                                   ------------
  TOTAL CORPORATE BONDS (IDENTIFIED COST $42,083,156)............    43,365,650
                                                                   ------------
 GOVERNMENT AGENCIES (24.0%)
 Federal Home Loan Bank (8.0%)
  1,000,000 5.50%, 8/13/2001....................................      1,006,720
  1,000,000 5.625%, 3/19/2001...................................      1,008,810
  2,000,000 5.80%, 9/2/2008.....................................      2,032,000
  1,000,000 6.12%, 11/24/2000...................................      1,001,180
  1,000,000 7.01%, 6/14/2006....................................      1,087,880
  3,000,000 7.20%, 6/14/2011....................................      3,433,770
  2,000,000 7.70%, 9/20/2004....................................      2,235,840
                                                                   ------------
  Total..........................................................    11,806,200
                                                                   ------------

                    See Notes to Portfolios of Investments.




GREAT PLAINS INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------


 PRINCIPAL
  AMOUNT                                                               VALUE
 ---------- -----------------------------------------------------   ------------
 GOVERNMENT AGENCIES, CONTINUED
 Federal Home Loan Mortgage Corporation (6.6%)
 $1,000,000 5.75%, 7/15/2003.....................................   $  1,015,170
  1,000,000 6.125%, 7/14/2003....................................      1,001,540
  2,000,000 6.48%, 12/5/2011.....................................      2,162,980
  1,000,000 6.78%, 3/15/2004.....................................      1,005,720
  4,000,000 7.93%, 1/20/2005.....................................      4,505,680
                                                                    ------------
  Total...........................................................     9,691,090
                                                                    ------------
 Federal National Mortgage Association (7.0%)
  2,000,000 5.75%, 6/15/2005.....................................      2,022,180
  1,000,000 5.91%, 8/25/2003.....................................      1,005,360
  1,000,000 6.22%, 3/13/2006.....................................      1,037,660
  1,000,000 6.44%, 6/21/2005.....................................      1,050,140
  1,000,000 7.93%, 2/14/2025.....................................      1,279,770
  2,000,000 8.20%, 3/10/2016.....................................      2,516,000
  1,000,000 8.43%, 11/18/2024....................................      1,345,270
                                                                    ------------
  Total...........................................................    10,256,380
                                                                    ------------
 Student Loan Marketing Association (2.4%)
  3,000,000 7.30%, 8/1/2012......................................      3,488,250
                                                                    ------------
  TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $27,761,014).........    35,241,920
                                                                    ------------
 MORTGAGE BACKED SECURITIES (18.1%)
 Federal Home Loan Mortgage Corporation (11.1%)
    698,556 6.50%, 3/1/2003......................................        706,855
  1,366,730 6.50%, 4/1/2003......................................      1,382,967
  1,400,328 6.50%, 9/1/2010......................................      1,419,582
  1,785,104 6.50%, 2/1/2011......................................      1,809,650
  1,451,069 6.50%, 2/1/2011......................................      1,471,021
  1,668,355 6.50%, 1/1/2026......................................      1,677,748
    671,994 7.00%, 6/1/2003......................................        684,177
  1,038,612 7.00%, 3/1/2011......................................      1,062,303
  2,345,190 7.00%, 12/1/2011.....................................      2,398,684
  1,174,979 7.00%, 8/1/2015......................................      1,208,395
    571,829 7.50%, 5/1/2000......................................        583,626
  1,260,563 7.50%, 5/1/2016......................................      1,295,619
    527,792 8.00%, 7/1/1999......................................        539,833
                                                                    ------------
  Total...........................................................    16,240,460
                                                                    ------------
 Federal National Mortgage Association (4.0%)
  1,222,096 7.00%, 8/1/2001......................................      1,243,861
  1,812,311 7.00%, 3/1/2004......................................      1,844,589
  1,675,193 7.00%, 5/1/2016......................................      1,723,354
    957,907 8.00%, 7/1/2014......................................      1,002,507
                                                                    ------------
  Total...........................................................     5,814,311
                                                                    ------------

  PRINCIPAL
    AMOUNT
  OR SHARES                                                            VALUE
 ------------ ---------------------------------------------------   ------------
 MORTGAGE BACKED SECURITIES, CONTINUED
 Government National Mortgage Association (3.0%)
 $  2,630,861 6.50%, 2/20/2026...................................   $  2,639,095
    1,378,379 7.50%, 8/20/2025...................................      1,414,988
       62,688 8.50%, 8/15/2016...................................         66,214
       92,660 8.50%, 8/15/2016...................................         97,872
       45,729 9.00%, 1/15/2004...................................         48,015
       54,116 9.00%, 2/15/2017...................................         57,836
       69,062 9.00%, 9/15/2019...................................         73,810
       41,264 9.00%, 9/15/2019...................................         44,100
       11,766 10.00%, 4/15/2001..................................         12,406
        8,159 10.00%, 9/15/2003..................................          8,602
                                                                    ------------
  Total...........................................................     4,462,938
                                                                    ------------
  TOTAL MORTGAGE BACKED SECURITIES (IDENTIFIED COST $30,937,538)..    26,517,709
                                                                    ------------
 U.S. TREASURY SECURITIES (26.1%)
 U.S. Treasury Notes (26.1%)
    3,000,000 5.875%, 2/15/2004..................................      3,122,430
    2,000,000 6.25%, 6/30/2002...................................      2,083,140
    1,000,000 6.25%, 2/15/2003...................................      1,047,700
    2,000,000 6.25%, 2/15/2007...................................      2,150,620
    1,000,000 6.25%, 8/15/2023...................................      1,106,930
    1,000,000 6.50%, 5/15/2005...................................      1,080,320
    4,000,000 6.875%, 8/15/2025..................................      4,793,800
    1,000,000 7.00%, 7/15/2006...................................      1,119,750
    1,000,000 7.25%, 8/15/2004...................................      1,111,340
      500,000 7.25%, 8/15/2022...................................        617,245
    3,250,000 7.50%, 11/15/2001..................................      3,484,455
    1,500,000 7.50%, 2/15/2005...................................      1,696,695
    2,700,000 7.875%, 11/15/2004.................................      3,095,442
      600,000 8.00%, 5/15/2001...................................        644,616
    1,000,000 8.00%, 11/15/2021..................................      1,328,560
      500,000 8.125%, 8/15/2019..................................        664,330
      550,000 8.25%, 5/15/2005...................................        578,050
    2,500,000 8.75%, 8/15/2000...................................      2,674,275
    2,000,000 8.75%, 5/15/2020...................................      2,827,240
    2,600,000 9.125%, 5/15/2009..................................      3,094,962
                                                                    ------------
  TOTAL U.S. TREASURY SECURITIES (IDENTIFIED COST $35,008,109)....    38,321,900
                                                                    ------------
 MUTUAL FUND SHARES (2.5%)
    3,637,416 Benchmark Diversified Fund (AT NET ASSET VALUE)....      3,637,416
                                                                    ------------
  TOTAL INVESTMENTS (IDENTIFIED COST $139,535,730)................  $147,195,785
                                                                    ============

                    See Notes to Portfolios of Investments.



GREAT PLAINS TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS
AUGUST 31, 1998
--------------------------------------------------------------------------------

 PRINCIPAL                                                 CREDIT
   AMOUNT                                                 RATING(B)    VALUE
 ---------- -------------------------------------------   --------- -----------
 LONG-TERM MUNICIPALS (98.1%)
 Arizona (1.3%)
 $  500,000 Arizona St Transp Board, Rev Ref Bds,
             5.25%, 7/1/2007...........................      AAA    $   532,600
    300,000 Tempe, GO UT, 6.00%, 7/1/2005..............      AA+        323,685
                                                                    -----------
  Total.................................................                856,285
                                                                    -----------
 California (1.4%)
    150,000 Californ Hlth Fac Fin Auth (CedarKnoll) Rev
             Bds, (CA Mtge INS), 7.20%, 8/1/2002.......       A+        162,716
    250,000 California St Dept Wtr Res, Rev Bds, 5.00%,
             12/1/1998.................................       AA        251,045
    500,000 Los Angeles Dept Wtr & Pwr, 6.75%,
             5/15/1999.................................       A+        511,710
                                                                    -----------
  Total.................................................                925,471
                                                                    -----------
 Florida (1.2%)
    300,000 Daytona Beach, Rev Bds, (AMBAC), 5.30%,
             11/15/2001................................      AAA        314,505
    450,000 Florida St Bd of Ed, GO UT, 5.40%,
             6/1/2004..................................      AA+        476,312
                                                                    -----------
  Total.................................................                790,817
                                                                    -----------
 Illinois (3.5%)
    500,000 Central Lake Cty Jt Act Wtr, Rev Bds,
             (FGIC), 5.40%, 5/1/2007...................      AAA        540,350
    400,000 Chicago Metro. Wtr Recl Dist, GO UT Ref
             Bds, 5.45%, 12/1/2001.....................       AA        420,288
    250,000 Illinois St, GO UT Ref Bds, 5.50%,
             10/1/1998.................................       AA        250,418

 PRINCIPAL                                                 CREDIT
   AMOUNT                                                 RATING(B)    VALUE
 ---------- -------------------------------------------   --------- -----------
 LONG-TERM MUNICIPALS, CONTINUED
 Illinois, continued
 $  500,000 Illinois St, GO UT, 5.40%, 4/1/2006........       AA    $   536,850
    600,000 Palatine, Mutli Fam Hsng Ref Rev Bds,
             (FNMA), 5.50% 12/1/2026...................      AAA        631,230
                                                                    -----------
  Total.................................................              2,379,136
                                                                    -----------
 Indiana (1.5%)
  1,000,000 Indiana Mun Pwr Ag, Ref Rev Bds, (MBIA),
             5.30%, 1/2/2020...........................      AAA      1,008,280
                                                                    -----------
 Iowa (2.8%)
    345,000 Cedar Rapids, GO UT, 5.00%, 6/1/2008.......      Aaa        354,884
    500,000 Sioux City, GO UT, 6.20%, 6/1/2004.........      AA-        546,150
  1,000,000 Univ of Iowa, (Biomed) Rev Bds, (AMBAC),
             5.10%, 6/1/2018...........................      AAA      1,008,100
                                                                    -----------
  Total.................................................              1,909,134
                                                                    -----------
 Maine (0.4%)
    250,000 Maine St, GO UT, 5.40%, 3/1/2000...........      AA+        256,485
                                                                    -----------
 Maryland (0.5%)
    300,000 Baltimore, Rev Ref Bds, (FGIC), 5.80%,
             7/1/2002..................................      AAA        321,144
                                                                    -----------
 Massachusetts (1.6%)
  1,000,000 Massachusetts State, 5.50%, 6/15/2014......      Aa3      1,076,320
                                                                    -----------
 Michigan (0.9%)
    400,000 Maruette & Baraga Cnty, Sch Dist, GO
             (MBIA), 5.25%, 5/1/2008...................      AAA        421,740

                    See Notes to Portfolios of Investments.



GREAT PLAINS TAX-FREE BOND FUND
--------------------------------------------------------------------------------


 PRINCIPAL                                                 CREDIT
   AMOUNT                                                 RATING(B)    VALUE
 ---------- -------------------------------------------   --------- -----------
 LONG-TERM MUNICIPALS, CONTINUED
 Michigan, continued
 $  200,000 Wayne Westland Com Schs, GO UT Bds, Q-SBLF,
             5.00%, 5/1/2002...........................       AA    $   202,342
                                                                    -----------
  Total.................................................                624,082
                                                                    -----------
 Minnesota (2.6%)
  1,000,000 Minneapolis Spec Sch Dist No.1, GO UT,
             5.00%, 2/1/2010...........................      AA+      1,032,850
    500,000 North St. Paul-Maplewood, ISD 622, (MBIA),
             6.10%, 2/1/2004...........................      AAA        550,175
    200,000 Ramsey County, GO UT, 6.65%, 2/1/1999......      AA+        202,670
                                                                    -----------
  Total.................................................              1,785,695
                                                                    -----------
 Missouri (1.5%)
    500,000 Missouri St, GO UT, 5.00%, 8/1/2003........      AAA        522,460
    500,000 St. Charles, Pub Fac Auth, (AMBAC), 5.00%,
             2/1/2001..................................      AAA        514,205
                                                                    -----------
  Total.................................................              1,036,665
                                                                    -----------
 Nebraska (54.6%)
  1,000,000 Cass County, Sch Dist No. 1, GO UT, (AMBAC)
             5.00%, 12/15/2014.........................      AAA      1,006,200
    300,000 Cass County, Sch Dist No. 1, GO UT, (FGIC),
             6.25%, 12/1/2014..........................      AAA        311,751
    300,000 Cornhusker, Pub Pwr Dist, Rev Bds, 5.20%,
             3/1/2003..................................        A        315,513
  1,450,000 Douglas Cnty, Hosp Auth, (Immanuel)(AMBAC),
             5.125%, 9/1/2012..........................      AAA      1,504,607
    500,000 Douglas Cnty, Hosp Auth, (Catholic)/(MBIA),
             5.00%, 11/15/2000.........................      AAA        513,190

 PRINCIPAL                                                  CREDIT
   AMOUNT                                                  RATING(B)    VALUE
 ---------- --------------------------------------------   --------- -----------
 LONG-TERM MUNICIPALS, CONTINUED
 Nebraska, continued
 $  750,000 Douglas Cnty, Sch Dist No. 17, GO UT, 5.30%,
             10/1/2007..................................       A+    $   777,855
    500,000 Douglas Cnty, Sch Dist No. 17, GO, (MBIA),
             5.50%, 6/15/2004...........................      AAA        512,270
    300,000 Douglas Cnty, GO UT, 4.95%, 7/1/2003........      AA+        310,941
    400,000 Douglas Cnty, (Joslyn)/(Norwest LOC) Rev
             Bds, 4.75%, 5/1/2000.......................       AA        406,416
    520,000 Gage County, Sch Dist No. 15, GO UT,
             (AMBAC), 5.50% 12/15/2009..................      AAA        546,905
    500,000 Grand Island, Rev Bds, 5.60%, 4/1/2006......        A        538,170
    500,000 Grand Island, Rev Bds, 5.75%, 4/1/2007......        A        540,750
    200,000 Grand Island, Rev Ref Bds, ESCW, 6.00%,
             9/1/1999 (@101)............................       A+        206,874
    500,000 Hall County, Sch Dist No. 2, GO UT, 4.70%,
             12/1/2003..................................       A1        509,235
    500,000 Hall County, Sch Dist No. 2, GO UT, 4.70%,
             12/1/2005..................................       A1        508,860
    400,000 Hall County, Sch Dist No. 2, GO UT, 5.00%,
             8/15/2008..................................       A1        408,076
    500,000 Hastings, Rev Ref Bds, 4.65%, 1/1/2004......        A        513,730
    300,000 Hastings, Rev Ref Bds, 5.20%, 1/1/2000......        A        305,766
    300,000 Kearney, Rev Bds, 5.80%, 6/1/2002...........       A1        301,335

                    See Notes to Portfolios of Investments.



GREAT PLAINS TAX-FREE BOND FUND
--------------------------------------------------------------------------------

 PRINCIPAL                                                  CREDIT
   AMOUNT                                                  RATING(B)    VALUE
 ---------- --------------------------------------------   --------- -----------
 LONG-TERM MUNICIPALS, CONTINUED
 Nebraska, continued
 $1,000,000 Lancaster Cty, Hosp Auth, (Bryan)/(MBIA) Rev
             Bds, 5.10% , 6/1/2010......................      AAA    $ 1,045,160
    250,000 Lancaster Cty, Hosp Auth, (MBIA) Rev Bds,
             5.90%, 6/1/2000............................      AAA        259,513
    200,000 Lancaster Cty, Leasing Corp., Ref Rev Bds,
             5.70%, 7/15/2002...........................      AA+        200,276
  2,000,000 Lancaster Cty, Sch Dist No. 1, GO UT, 5.00%,
             1/15/2009..................................      AAA      2,090,720
    600,000 Lancaster Cty, Sch Dist 145, GO (AMBAC),
             5.70%, 12/1/2016...........................      AAA        635,724
  1,500,000 Lincoln, Elec Sys, 5.30%, 9/1/2009..........       AA      1,579,560
    400,000 Lincoln, Elec Sys, ESCW, 5.40%, 9/1/2004....      AA+        429,480
    500,000 Lincoln, Elec Sys, 5.40%, 9/1/2010..........       AA        528,180
    300,000 Lincoln, Hosp, (FSA), 5.60%, 12/1/2003......      AAA        325,299
    400,000 Lincoln, Wtr Rev Bnds, 4.80%, 8/15/2002.....      AA+        414,184
    500,000 Lincoln, Wtr Rev Bnds, 5.30%, 8/15/2009.....      AA+        526,975
    300,000 Lincoln, GO UT, 4.50%, 9/1/1999.............      AAA        300,252
    200,000 Lincoln, GO UT, 4.80%, 5/1/2003.............      AAA        200,146
    200,000 Lincoln, GO UT, 5.30%, 12/15/2001...........      AAA        200,252
    500,000 Lincoln-Lancaster County, Pub Bldg Com,
             5.25%, 10/15/2008..........................      AA+        538,840

 PRINCIPAL                                                 CREDIT
   AMOUNT                                                 RATING(B)    VALUE
 ---------- --------------------------------------------  --------- -----------
 LONG-TERM MUNICIPALS, CONTINUED
 Nebraska, continued
 $  250,000 Lincoln-Lancaster County, Pub Bldg Com,
             5.80%, 10/15/2018..........................     AA+    $   269,740
    400,000 Madison County, Sch Dist No. 2, GO UT,
             (AMBAC), 5.10% 6/1/2009....................     AAA        408,028
    400,000 Municipal Energy Agency of Nebraska,
             (AMBAC), 5.40%, 4/1/2003...................     AAA        422,968
    500,000 Nebraska Ed Fin Auth, (Creighton
             Proj)/(MBIA), 5.60%, 11/1/2003.............     AAA        509,260
    210,000 Nebraska Invest Fin Auth, 5.40%, 9/1/2003...     AAA        220,496
    125,000 Nebraska Invest Fin Auth, (GNMA) 6.80%,
             3/15/1999..................................     AAA        126,719
    490,000 Nebraska Invest Fin Auth, (Grt Plains
             Hosp)/(Asset Guaranty), 5.55%, 5/15/2003...      AA        521,928
    360,000 Nebraska Invest Fin Auth, 6.40%, 7/1/2005...      A+        390,816
  1,000,000 Nebraska Invest Fin Auth, Rev Bds, (AMBAC),
             5.00%, 8/15/2011...........................     AAA      1,034,840
    500,000 Nebraska Pub Pwr Dist, 4.80%, 1/1/2003......      A+        516,810
    200,000 Nebraska Pub Pwr Dist, 5.40%, 1/1/2000......      A+        204,438
    225,000 Nebraska Pub Pwr Dist, 6.00%, 1/1/2006......      A+        243,540

                    See Notes to Portfolios of Investments.



GREAT PLAINS TAX-FREE BOND FUND
--------------------------------------------------------------------------------

 PRINCIPAL                                                 CREDIT
   AMOUNT                                                 RATING(B)    VALUE
 ---------- --------------------------------------------  --------- -----------
 LONG-TERM MUNICIPALS, CONTINUED
 Nebraska, continued
 $  300,000 Norris Pub Pwr Dist, 4.85%, 1/1/2003........       A    $   309,858
    300,000 Norris Pub Pwr Dist, 5.20%, 1/1/1999........       A        301,716
    540,000 Omaha, Airport Auth, (MBIA), 5.00%,
             1/1/2008...................................     AAA        566,401
    475,000 Omaha, Parking Fac Corp., 5.20%, 9/15/2009..     AA+        506,545
    500,000 Omaha, Parking Fac Corp., 5.70%, 9/15/2015..     AA+        538,565
    200,000 Omaha, Pub Pwr Dist, Ref Rev Bds, 5.55%,
             2/1/1999...................................     AAA        201,762
    500,000 Omaha, Pub Pwr Dist, Ref Rev Bds, 5.35%,
             2/1/2001...................................     Aa2        518,430
    490,000 Omaha, Pub Pwr Dist, Ref Rev Bds, 4.20%,
             2/1/2001...................................      AA        495,400
    500,000 Omaha, Pub Pwr Dist, Ref Rev Bds, 5.10%,
             2/1/2003...................................      AA        523,595
    405,000 Omaha, Riverfront., (Douglas Cnty, GTD) Ref
             Bds, 4.60%, 12/1/2004......................     AA+        405,527
    500,000 Omaha, Sch Dist, GO UT Bonds, 4.85%,
             6/15/2004..................................     AAA        510,270
    500,000 Omaha, Sch Dist, GO UT Bonds, 5.35%,
             6/15/2005..................................     AAA        510,460
    700,000 Omaha, GO UT, 5.25%, 12/1/2012..............     AAA        742,973
    500,000 Omaha, GO UT, 6.10%, 9/1/2004...............     AAA        540,655
    510,000 Omaha, Ref Rev Bds, 5.20%, 1/15/2002........      AA        531,803
    400,000 Omaha-Douglas County, Pub Bldg Com, GO UT,
             5.35%, 5/1/1999............................      AA        405,056

 PRINCIPAL                                                 CREDIT
   AMOUNT                                                 RATING(B)    VALUE
 ---------- -------------------------------------------   --------- -----------
 LONG-TERM MUNICIPALS, CONTINUED
 Nebraska, continued
 $  500,000 Papillion La Vista, Sch Dist No. 27, GO UT,
             4.60%, 11/1/2003..........................       A+    $   506,715
    500,000 University of Nebraska Fac Corp., (Med Ctr
             Proj), 4.90%, 1/1/2003....................      AA-        518,300
  1,200,000 University of Nebraska Fac Corp., 4.95%,
             11/1/2009.................................      AA-      1,239,900
    700,000 University of Nebraska Fac Corp., (Med Ctr
             Proj), 5.45%, 7/1/2008....................      AA-        730,793
    370,000 University of Nebraska, 4.60%, 5/15/2003...       A+        378,795
    330,000 University of Nebraska, 4.90%, 7/1/2005....       A+        340,814
    210,000 University of Nebraska, 4.90%, 7/1/2006....        A        213,287
    275,000 University of Nebraska, 5.15%, 7/1/2009....        A        279,650
    440,000 University of Nebraska, (Lincoln Parking),
             5.00%, 6/1/2007...........................       A-        456,311
    310,000 University of Nebraska, (Lincoln Parking),
             5.40%, 6/1/2013...........................       A-        322,050
                                                                    -----------
  Total.................................................             36,778,219
                                                                    -----------
 Nevada (3.3%)
    500,000 Clark County, Sch Dist, GO UT, (FGIC),
             6.375%, 6/15/2005.........................      AAA        565,440
    235,000 Nevada Housing Div, 5.60%, 10/1/2007.......      Aaa        249,500
    385,000 Nevada St, 5.40%, 2/1/2008.................       AA        411,334

                    See Notes to Portfolios of Investments.



GREAT PLAINS TAX-FREE BOND FUND
--------------------------------------------------------------------------------

 PRINCIPAL                                                 CREDIT
   AMOUNT                                                 RATING(B)    VALUE
 ---------- -------------------------------------------   --------- -----------
 LONG-TERM MUNICIPALS, CONTINUED
 Nevada, continued
 $1,000,000 Nevada St, GO LT, 5.25%, 5/15/2016.........       AA    $ 1,034,910
                                                                    -----------
  Total.................................................              2,261,184
                                                                    -----------
 New York (1.0%)
    150,000 New York City, GO UT, ESCW, (FGIC), 7.25%
             10/1/2005.................................      AAA        158,106
    250,000 New York State Env Fac Corp., 6.20%,
             6/15/2001.................................        A        265,970
    250,000 Triborough Bridge & Tunnel Auth (FGIC),
             5.55%, 1/1/2000...........................      AAA        256,295
                                                                    -----------
  Total.................................................                680,371
                                                                    -----------
 Ohio (3.1%)
    200,000 Columbus, Sch Dist, GO UT, ESCW, (AMBAC),
             6.95%, 12/1/2002..........................       NR        212,274
    150,000 Columbus, GO UT, ESCW, 7.00%, 7/1/1999
             (@100)....................................      Aaa        154,385
    500,000 Northeast Reg Swr Dist, (AMBAC),
             5.10%,11/15/2007..........................      AAA        531,885
    400,000 Ohio State, GO UT, 4.70%, 2/1/2002.........      AA+        412,028
    500,000 Ohio State, GO UT, 4.85%, 8/1/2007.........      AA+        525,375
    250,000 Ohio State, GO UT, 5.80%, 8/1/2001.........      AA+        264,488
                                                                    -----------
  Total.................................................              2,100,435
                                                                    -----------
 Puerto Rico (2.4%)
    500,000 Puerto Rico, GO UT, (MBIA), 5.20%,
             7/1/2006..................................      AAA        537,370
  1,000,000 Puerto Rico Hwy Auth Rev Bds, (AMBAC),
             5.00%, 7/1/2008...........................      AAA      1,065,090
                                                                    -----------
  Total.................................................              1,602,460
                                                                    -----------

 PRINCIPAL                                                 CREDIT
   AMOUNT                                                 RATING(B)    VALUE
 ---------- -------------------------------------------   --------- -----------
 LONG-TERM MUNICIPALS, CONTINUED
 Texas (4.0%)
 $  250,000 Austin, GO UT , ESCW, 7.30%, 9/1/1998
             (@100)....................................       AA    $   250,000
    500,000 Fort Bend, ISD, GO UT, (PSFG), 5.50%,
             2/15/2010.................................      AAA        516,570
    300,000 Georgetown, Rev Ref Bds, (MBIA), 6.30%,
             8/15/2000.................................      AAA        314,913
    300,000 Houston, ISD, GO UT, (PSFG), 5.40%,
             8/15/2001.................................      AAA        313,935
    300,000 Houston, GO UT Ref Bds, 5.90%, 3/1/2003....      AA-        318,798
    240,000 San Antonio, Wtr Auth, (FGIC), 5.90%
             5/15/2000.................................      AAA        248,719
    300,000 San Antonio, GO UT, 5.30%, 8/1/2003........       AA        314,832
    380,000 Wylie, Ind Sch Dist, GO UT, (PSFG),
             6.20%,8/15/2004...........................      Aaa        422,355
                                                                    -----------
  Total.................................................              2,700,122
                                                                    -----------
 Utah (1.6%)
    500,000 Salt Lake City, Sch Dist, GO UT, 4.80%,
             3/1/2008..................................      Aaa        518,315
    500,000 Utah State University, (MBIA), 5.55%,
             12/1/2005.................................      AAA        538,870
                                                                    -----------
  Total.................................................              1,057,185
                                                                    -----------
 Virginia (2.2%)
    400,000 Fairfax County, GO UT, 5.00%, 6/1/2002.....      AAA        413,352
  1,000,000 Roanoke, GO UT, 5.00%, 8/1/2009............       AA      1,051,460
                                                                    -----------
  Total.................................................              1,464,812
                                                                    -----------

                    See Notes to Portfolios of Investments.



GREAT PLAINS TAX-FREE FUND
--------------------------------------------------------------------------------


 PRINCIPAL                                                 CREDIT
   AMOUNT                                                 RATING(B)    VALUE
 ---------- -------------------------------------------   --------- -----------
 LONG-TERM MUNICIPALS, CONTINUED
 Washington (3.8%)
 $1,155,000 Seattle, Mun Lt & Pwr, Rev Bds, 5.00%,
             7/1/2008..................................       AA    $ 1,219,680
    250,000 Snohomish County, (MBIA), 6.30%, 12/1/1999.      AAA        258,310
    500,000 Washington Hlth Care, (Sisters of
             Providence) Rev Bds, (FGIC), 5.90%,
             10/1/2003.................................      AAA        542,405
    250,000 Washington St, GO UT Bds, 7.00%, 9/1/1998..      AA+        250,000
    300,000 Washington St, GO UT Bds, ESCW, 7.30%,
             10/1/1998 (@100)..........................      AA+        300,948
                                                                    -----------
  Total.................................................              2,571,343
                                                                    -----------

 PRINCIPAL
   AMOUNT                                                   CREDIT
 OR SHARES                                                 RATING(B)    VALUE
 ---------- --------------------------------------------   --------- -----------
 LONG-TERM MUNICIPALS, CONTINUED
 Wisconsin (2.9%)
 $  500,000 Appleton, Rev Ref Bds, 5.35%, 1/1/2005......       A1    $   517,130
    350,000 Milwaukee, GO UT, 5.90%, 6/15/2004..........      AA+        374,851
    500,000 Neenah, Joint Sch Dist, 5.20%, 3/1/2008.....       Aa        524,560
    500,000 Wisconsin St, GO UT Bds, 5.00%, 5/1/2000....       AA        510,105
                                                                     -----------
  Total..................................................              1,926,646
                                                                     -----------
  TOTAL LONG-TERM MUNICIPALS (IDENTIFIED COST
  $63,258,540)...........................................             66,112,291
                                                                     -----------
 MUTUAL FUNDS SHARES (4.0%)
  1,000,000 AIM Tax-Free Investments Fund...............               1,000,000
  1,674,248 Benchmark Tax Exempt Fund...................               1,674,248
                                                                     -----------
  TOTAL MUTUAL FUNDS SHARES (AT NET ASSET VALUE).........              2,674,248
                                                                     -----------
  TOTAL INVESTMENTS (IDENTIFIED COST $65,932,788)........            $68,786,539
                                                                     ===========

                    See Notes to Portfolios of Investments.



NOTES TO PORTFOLIOS OF INVESTMENTS
-------------------------------------------------------------------------------

(a)Non-income producing security.
(b) Please refer to the Appendix of the Prospectus for an explanation of the credit ratings. Current ratings are unaudited.

The following acronyms are used throughout the portfolios:

ADR -- American Depositary Receipt AMBAC -- American Municipal Bond Assurance Corporation Asset Guaranty -- Asset Guaranty Reinsurance Company COL -- Collateralized ESCW -- Escrowed by U.S. Government Securities FGIC -- Financial Guaranty Insurance Company FSA -- Financial Security Assurance GNMA -- Government National Mortgage Association GO -- General Obligation GTD -- Guaranty INS -- Insured ISD -- Independent School District LOC -- Letter of Credit LT -- Limited Tax MBIA -- Municipal Bond Investors Assurance PLC -- Public Limited Company PRF -- Prerefunded PSFG -- Permanent School Fund Guarantee Q-SBLF -- Qualified State Bond Loan Fund UT -- Unlimited Tax



                              COST OF          NET
                          INVESTMENTS FOR   UNREALIZED      GROSS        GROSS
                            FEDERAL TAX    APPRECIATION   UNREALIZED   UNREALIZED   TOTAL NET
                             PURPOSES     (DEPRECIATION) APPRECIATION DEPRECIATION   ASSETS*
-----------------------------------------------------------------------------------------------
Great Plains Equity Fund   $150,159,409    $29,671,941   $30,571,455   $  899,514  $179,873,149
Great Plains Premier
Fund                       $ 24,679,547    $(2,444,110)  $ 2,191,372   $4,635,482  $ 22,190,250
Great Plains
 Intermediate Bond Fund    $139,535,730    $ 7,660,055   $ 7,677,776   $   17,721  $146,717,696
Great Plains Tax-Free
 Bond Fund                 $ 65,932,788    $ 2,853,751   $ 2,856,827   $    3,076  $ 67,371,612

* The categories of investments are shown as a percentage of net assets at August 31, 1998.

      (See Notes which are an integral part of the Financial Statements)



GREAT PLAINS FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 1998
--------------------------------------------------------------------------------

                                    TAX-FREE
                               EQUITY      PREMIER    INTERMEDIATE     BOND
                                FUND        FUND       BOND FUND       FUND
                            ------------ -----------  ------------  -----------
ASSETS:
--------------------------
Total investments in
securities, at value        $179,831,350 $22,235,437  $147,195,785  $68,786,539
--------------------------
Cash denominated in
foreign currency (at cost,
$1,866)                               --       1,880            --           --
--------------------------
Income receivable                240,655      31,091     1,843,149      839,781
--------------------------
Receivable for investments
sold                                  --      10,122            --           --
--------------------------
Receivable for shares sold       109,897      12,523       204,999       46,565
--------------------------
Deferred organizational
costs                              7,350       1,750         5,690        4,910
--------------------------  ------------ -----------  ------------  -----------
  Total assets               180,189,252  22,292,803   149,249,623   69,677,795
--------------------------  ------------ -----------  ------------  -----------
LIABILITIES:
--------------------------
Payable for investments
purchased                             --      55,000     1,996,875    1,991,633
--------------------------
Payable for shares
redeemed                          17,121          --        12,400        4,000
--------------------------
Income distribution
payable                           47,826          --       372,451      234,754
--------------------------
Payable for taxes withheld         5,787          --            --           --
--------------------------
Accrued expenses                 245,369      47,553       150,201       75,796
--------------------------  ------------ -----------  ------------  -----------
  Total liabilities              316,103     102,553     2,531,927    2,306,183
--------------------------  ------------ -----------  ------------  -----------
NET ASSETS CONSIST OF:
--------------------------
Paid in capital              140,386,401  22,679,755   139,051,287   64,453,526
--------------------------
Net unrealized
appreciation
(depreciation) of
investments and
translation of assets and
liabilities in foreign
currency*                     29,673,670  (2,442,758)    7,660,055    2,853,751
--------------------------
Accumulated net realized
gain (loss) on investments
and foreign currency
transactions                   9,799,108   1,943,683       (10,552)      64,335
--------------------------
Undistributed net
investment income
(Distributions in excess
of net investment income)         13,970       9,570        16,906           --
--------------------------  ------------ -----------  ------------  -----------
  Total Net Assets          $179,873,149 $22,190,250  $146,717,696  $67,371,612
--------------------------  ------------ -----------  ------------  -----------
Shares Outstanding            18,282,344   2,514,463    14,160,137    6,648,895
--------------------------  ------------ -----------  ------------  -----------
Net Asset Value Per Share   $       9.84 $      8.83  $      10.36  $     10.13
--------------------------  ------------ -----------  ------------  -----------
Offering Price Per Share**  $      10.14 $      9.10  $      10.68  $     10.44
--------------------------  ------------ -----------  ------------  -----------
Redemption Proceeds Per
Share                       $       9.84 $      8.83  $      10.36  $     10.13
--------------------------  ------------ -----------  ------------  -----------
Investments, at identified
cost                        $150,159,409 $24,678,343  $139,535,730  $65,932,788
--------------------------  ------------ -----------  ------------  -----------
Investments, at tax cost    $150,159,409 $24,679,547  $139,535,730  $65,932,788
--------------------------  ------------ -----------  ------------  -----------

 * Includes $41,979,687, $2,347,951, $2,560,489, and $2,048,195, respectively, of unrealized appreciation at September 29, 1997 related to the acquisition of the Common Trust Funds.
** Computation of Offering Price: 100/97 of net asset value. See "What Shares
   Cost" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)



GREAT PLAINS FUNDS
STATEMENTS OF OPERATIONS
PERIOD ENDED AUGUST 31, 1998 (A)
--------------------------------------------------------------------------------

                                                                        TAX-FREE
                             EQUITY         PREMIER      INTERMEDIATE     BOND
                              FUND           FUND         BOND FUND       FUND
                           -----------    -----------    ------------  ----------
INVESTMENT INCOME:
-------------------------
Dividends                  $ 2,488,271(b) $   190,972(c) $        --   $       --
-------------------------
Interest                       783,596        158,370      8,251,963    3,050,479
-------------------------  -----------    -----------    -----------   ----------
 Total income                3,271,867        349,342      8,251,963    3,050,479
-------------------------  -----------    -----------    -----------   ----------
EXPENSES:
-------------------------
Investment advisory fee      1,358,809        223,127        624,053      299,741
-------------------------
Administrative personnel
and services fee               252,570         75,000        174,007       83,702
-------------------------
Custodian fees                  26,729         16,713         21,326       14,586
-------------------------
Transfer and dividend
disbursing agent fees and
expenses                        25,751         27,146         25,513       22,963
-------------------------
Trustees' fees                  10,000          4,500          8,000        7,529
-------------------------
Legal fees                       4,600          4,009          4,600        4,600
-------------------------
Portfolio accounting fees       55,223         16,704         48,371       32,653
-------------------------
Share registration costs        93,329         27,061         65,183       38,094
-------------------------
Printing and postage            12,000         12,000         12,000       12,000
-------------------------
Insurance premiums               2,800          2,700          3,600        3,000
-------------------------
Miscellaneous                    5,000          2,000          5,000        5,000
-------------------------  -----------    -----------    -----------   ----------
 Total expenses              1,846,811        410,960        991,653      523,868
-------------------------  -----------    -----------    -----------   ----------
Waivers--
-------------------------
 Waiver of investment
 advisory fee                   (2,159)       (44,836)          (987)        (865)
-------------------------
 Waiver of administrative
 personnel and services
 fees                               --        (43,913)            --           --
-------------------------  -----------    -----------    -----------   ----------
 Total waivers                  (2,159)       (88,749)          (987)        (865)
-------------------------  -----------    -----------    -----------   ----------
 Net expenses                1,844,652        322,211        990,666      523,003
-------------------------  -----------    -----------    -----------   ----------
   Net investment income     1,427,215         27,131      7,261,297    2,527,476
-------------------------  -----------    -----------    -----------   ----------
REALIZED AND UNREALIZED
GAIN (LOSS) ON
INVESTMENTS
AND FOREIGN CURRENCY:
-------------------------
Net realized gain (loss)
on investments and
foreign currency
transactions                 9,755,137      1,928,920         (9,231)      74,698
-------------------------
Net change in unrealized
appreciation/depreciation
of investments and
translation of assets and
liabilities in foreign
currency                   (12,306,017)    (4,790,709)     5,099,566      805,556
-------------------------  -----------    -----------    -----------   ----------
 Net realized and
 unrealized gain (loss)
 on investments
 and foreign currency       (2,550,880)    (2,861,789)     5,090,335      880,254
-------------------------  -----------    -----------    -----------   ----------
   Change in net assets
   resulting from
   operations              $(1,123,665)   $(2,834,658)   $12,351,632   $3,407,730
-------------------------  -----------    -----------    -----------   ----------

(a) For the period from September 29, 1997 (date of initial public investment) to August 31, 1998.

(b) Net of foreign taxes withheld of $80,546.

(c) Net of foreign taxes withheld of $10,755.

(See Notes which are an integral part of the Financial Statements)




GREAT PLAINS FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                    PERIOD ENDED AUGUST 31, 1998(A)
                           ----------------------------------------------------------
                              EQUITY         PREMIER      INTERMEDIATE     TAX-FREE
                               FUND           FUND         BOND FUND       BOND FUND
-------------------------  ------------    -----------    ------------    -----------
INCREASE (DECREASE) IN
NET ASSETS:
-------------------------
OPERATIONS--
-------------------------
Net investment income      $  1,427,215    $    27,131    $  7,261,297    $ 2,527,476
-------------------------
Net realized gain (loss)
on investments and
foreign currency
transactions                  9,755,137      1,928,920          (9,231)        74,698
-------------------------
Net change in unrealized
appreciation/depreciation
on investments and
translation of assets and
liabilities in foreign
currency                    (12,306,017)    (4,790,709)      5,099,566        805,556
-------------------------  ------------    -----------    ------------    -----------
  Change in net assets
   resulting from
   operations                (1,123,665)    (2,834,658)     12,351,632      3,407,730
-------------------------  ------------    -----------    ------------    -----------
DISTRIBUTIONS TO
SHAREHOLDERS--
-------------------------
Distributions from net
investment income            (1,369,274)        (2,798)     (7,244,391)    (2,527,476)
-------------------------
Distributions from net
realized gain on
investments                          --             --              --        (10,363)
-------------------------
Distributions in excess
of net realized gain on
investments                          --             --          (1,321)            --
-------------------------  ------------    -----------    ------------    -----------
  Change in net assets
  from distributions to
  shareholders               (1,369,274)        (2,798)     (7,245,712)    (2,537,839)
-------------------------  ------------    -----------    ------------    -----------
SHARE TRANSACTIONS--
-------------------------
Proceeds from sale of
shares                      100,153,196     19,729,557      82,612,475     10,196,112
-------------------------
Proceeds from shares
issued in connection with
the acquisitions of the
Common Trust Funds          104,843,021(b)   9,650,322(b)   72,067,929(b)  63,166,768(b)
-------------------------
Net asset value of shares
issued to shareholders in
payment of distributions
declared                        644,458          1,633       3,194,489            842
-------------------------
Cost of shares redeemed     (23,274,587)    (4,353,806)    (16,363,117)    (6,862,001)
-------------------------  ------------    -----------    ------------    -----------
  Change in net assets
   from share
   transactions             182,366,088     25,027,706     141,511,776     66,501,721
-------------------------  ------------    -----------    ------------    -----------
    Change in net assets    179,873,149     22,190,250     146,617,696     67,371,612
-------------------------
NET ASSETS--
-------------------------
Beginning of period                  --             --         100,000             --
-------------------------  ------------    -----------    ------------    -----------
End of period              $179,873,149    $22,190,250    $146,717,696    $67,371,612
-------------------------  ------------    -----------    ------------    -----------
Undistributed net
investment income
included in net assets at
end of period              $     13,970    $     9,570    $     16,906             --
-------------------------  ------------    -----------    ------------    -----------
Net gain as computed for
federal tax purposes       $  9,799,108    $ 1,944,887    $      1,504    $    74,698
-------------------------  ------------    -----------    ------------    -----------

(a) For the period from September 29, 1997 (date of initial public investment) to August 31, 1998.
(b) Includes $41,979,687, $2,347,951, $2,560,489, and $2,048,195, respectively, of unrealized appreciation, at September 29, 1997 related to the acquisition of the Common Trust Funds.

(See Notes which are an integral part of the Financial Statements)


GREAT PLAINS FUNDS
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
(For a share outstanding throughout the period)

                                              NET REALIZED
                                                  AND                                DISTRIBUTIONS
                                               UNREALIZED                               FROM NET    DISTRIBUTIONS
                                             GAIN/(LOSS) ON                          REALIZED GAIN    IN EXCESS
                        NET ASSET             INVESTMENTS              DISTRIBUTIONS ON INVESTMENTS    OF NET
                         VALUE,      NET      AND FOREIGN   TOTAL FROM   FROM NET     AND FOREIGN     REALIZED
PERIOD ENDED            BEGINNING INVESTMENT    CURRENCY    INVESTMENT  INVESTMENT      CURRENCY       GAIN ON
AUGUST 31, 1998(A)      OF PERIOD   INCOME    TRANSACTIONS  OPERATIONS    INCOME      TRANSACTIONS   INVESTMENTS
------------------      --------- ---------- -------------- ---------- ------------- -------------- -------------
EQUITY FUND              $10.00      0.07        (0.16)       (0.09)       (0.07)           --             --
PREMIER FUND             $10.00      0.01        (1.18)       (1.17)       (0.00)(d)        --             --
INTERMEDIATE BOND FUND   $10.00      0.54         0.36         0.90        (0.54)           --          (0.00)(d)
TAX-FREE BOND FUND       $10.00      0.39         0.13         0.52        (0.39)        (0.00)(d)         --

 * Computed on an annualized basis.

(a) For the period from September 29, 1997 (date of initial public investment) to August 31, 1998.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Distributions less than one cent per share.

(See Notes which are an integral part of the Financial Statements)


                                     RATIOS TO AVERAGE NET ASSETS
               NET ASSET            ------------------------------
                VALUE,                          NET                 NET ASSETS,  PORTFOLIO
    TOTAL         END      TOTAL             INVESTMENT  EXPENSE   END OF PERIOD TURNOVER
DISTRIBUTIONS  OF PERIOD RETURN (B) EXPENSES   INCOME   WAIVER (C) (000 OMITTED)   RATE
-------------  --------- ---------- -------- ---------- ---------- ------------- ---------
    (0.07)      $ 9.84      (0.94%)   1.02%*    0.79%*     0.00%*    $179,873        39%
    (0.00)      $ 8.83     (11.69%)   1.44%*    0.12%*     0.40%*    $ 22,190        68%

    (0.54)      $10.36       9.23%    0.79%*    5.82%*     0.00%*    $146,718         9%

    (0.39)      $10.13       5.29%    0.87%*    4.22%*     0.00%*    $ 67,372         8%


GREAT PLAINS FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1998
-------------------------------------------------------------------------------

1. ORGANIZATION

Great Plains Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of five portfolios (individually referred to as the "Fund", or collectively as the "Funds") which are presented herein:

              PORTFOLIO NAME             DIVERSIFICATION   INVESTMENT OBJECTIVE
---------------------------------------------------------------------------------
  Great Plains Equity Fund               Non-diversified To seek total return
   ("Equity Fund")                                       (consisting of current
                                                         income and capital
                                                         appreciation) over the
                                                         long-term.
---------------------------------------------------------------------------------
  Great Plains International Equity Fund Non-diversified To seek total return
   ("International Equity Fund")*                        (consisting of current
                                                         income and capital
                                                         appreciation) over the
                                                         long-term.
---------------------------------------------------------------------------------
  Great Plains Premier Fund              Non-diversified To seek total return
   ("Premier Fund")                                      (consisting of current
                                                         income and capital
                                                         appreciation) over the
                                                         long-term.
---------------------------------------------------------------------------------
  Great Plains Intermediate Bond Fund    Diversified     To seek total return
   ("Intermediate Bond Fund")                            (consisting of current
                                                         income and capital
                                                         appreciation).
---------------------------------------------------------------------------------
  Great Plains Tax-Free Bond Fund        Non-diversified To seek current income
   ("Tax-Free Bond Fund")                                that is exempt from
                                                         federal regular income
                                                         tax and secondarily to
                                                         seek current income
                                                         that is also exempt
                                                         from the regular income
                                                         taxes imposed by the
                                                         State of Nebraska.


*International Equity Fund was effective but had no public investment as of August 31, 1998.



GREAT PLAINS FUNDS
-------------------------------------------------------------------------------
On September 29, 1997, the Funds acquired portfolios of common trust funds managed by the Adviser. The acquisitions were tax-free exchanges as follows:

                                          PREMIER   INTERMEDIATE  TAX-FREE
                            EQUITY FUND     FUND     BOND FUND    BOND FUND
----------------------------------------------------------------------------
  Common Trust Fund
  Shares Converted             1,109,432    388,043   8,718,485    5,938,698
----------------------------------------------------------------------------
  Great Plains Fund Shares
  Issued                      10,484,302    965,032   7,206,793    6,316,677
----------------------------------------------------------------------------
  Common Trust Funds
  Net Assets Acquired       $104,843,021 $9,650,322 $72,067,929  $63,166,768
----------------------------------------------------------------------------
  Unrealized
  Appreciation*              $41,979,687 $2,347,951  $2,560,489   $2,048,195


*Unrealized Appreciation is included in the Common Trust Funds Net Assets Acquired above.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

  INVESTMENT VALUATIONS--Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other regulated investment companies are valued at net asset value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are normally valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined.

  REPURCHASE AGREEMENTS--It is the policy of the Funds to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor,


GREAT PLAINS FUNDS
-------------------------------------------------------------------------------
  on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

  The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees").

  INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

  The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified within the capital accounts to conform to their tax treatment in the period in which the difference arises. Net investment income, net realized gains, and net assets are not affected by these reclassifications.

  FEDERAL TAXES--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

  WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

  FOREIGN EXCHANGE CONTRACTS--Equity Fund and Premier Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Funds may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of the Funds' foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Funds' foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked to market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

  As of August 31, 1998, Equity Fund and Premier Fund had no outstanding foreign exchange contracts.


GREAT PLAINS FUNDS
-------------------------------------------------------------------------------

  FOREIGN CURRENCY TRANSLATION--The accounting records of Equity Fund and Premier Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

  USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

  OTHER--Investment transactions are accounted for on the trade date.

3. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) of each Fund. Transactions in shares were as follows:

                                   EQUITY FUND
                                                                ------------
                                  PERIOD ENDED
                                   AUGUST 31,
                                     1998(A)
                                                                ------------
                                     SHARES
--------------------------------------------------------------  ------------
Shares sold                                                       9,898,164
--------------------------------------------------------------
Shares issued in connection with the acquisition of the Common
Trust Fund                                                       10,484,302
--------------------------------------------------------------
Shares issued to shareholders on reinvestment of distributions
declared                                                             58,239
--------------------------------------------------------------
Shares redeemed                                                  (2,158,361)
--------------------------------------------------------------   ----------
  Net change resulting from Equity Fund share transactions       18,282,344
--------------------------------------------------------------   ----------



GREAT PLAINS FUNDS
--------------------------------------------------------------------------------

                                  PREMIER FUND
                                                                  ------------
                                  PERIOD ENDED
                                   AUGUST 31,
                                     1998(A)
                                                                  ------------
                                     SHARES
----------------------------------------------------------------- ------------
Shares sold                                                         1,959,320
-----------------------------------------------------------------
Shares issued in connection with the acquisition of the Common
Trust Fund                                                            965,032
-----------------------------------------------------------------
Shares issued to shareholders on reinvestment of distributions
declared                                                                  168
-----------------------------------------------------------------
Shares redeemed                                                      (410,057)
-----------------------------------------------------------------  ----------
  Net change resulting from Premier Fund share transactions         2,514,463
-----------------------------------------------------------------  ----------
                                  INTERMEDIATE
                                    BOND FUND
                                                                  ------------
                                  PERIOD ENDED
                                   AUGUST 31,
                                     1998(A)
                                                                  ------------
                                     SHARES
----------------------------------------------------------------- ------------
Shares sold                                                         8,241,096
-----------------------------------------------------------------
Shares issued in connection with the acquisition of the Common
Trust Fund                                                          7,206,793
-----------------------------------------------------------------
Shares issued to shareholders on reinvestment of distributions
declared                                                              313,641
-----------------------------------------------------------------
Shares redeemed                                                    (1,611,393)
-----------------------------------------------------------------  ----------
  Net change resulting from Intermediate Bond Fund share
   transactions                                                    14,150,137
-----------------------------------------------------------------  ----------
                                    TAX-FREE
                                    BOND FUND
                                                                  ------------
                                  PERIOD ENDED
                                   AUGUST 31,
                                     1998(A)
                                                                  ------------
                                     SHARES
----------------------------------------------------------------- ------------
Shares sold                                                         1,015,073
-----------------------------------------------------------------
Shares issued in connection with the acquisition of the Common
Trust Fund                                                          6,316,677
-----------------------------------------------------------------
Shares issued to shareholders on reinvestment of distributions
declared                                                                   84
-----------------------------------------------------------------
Shares redeemed                                                      (682,939)
-----------------------------------------------------------------  ----------
  Net change resulting from Tax-Free Bond Fund share transactions   6,648,895
-----------------------------------------------------------------  ----------

(a) For the period from September 29, 1997 (date of initial public investment) to August 31, 1998.


GREAT PLAINS FUNDS
-------------------------------------------------------------------------------
4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  INVESTMENT ADVISORY FEE--First Commerce Investors, Inc., the Funds' investment adviser (the "Adviser"), receives for its services an annual investment advisory fee based on a percentage of each Fund's average daily net assets (see below).

   FUND                                                            ANNUAL RATE
   ----                                                            -----------
   Equity Fund                                                        0.75%
   Premier Fund                                                       1.00%
   Intermediate Bond Fund                                             0.50%
   Tax-Free Bond Fund                                                 0.50%

  The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

  ADMINISTRATIVE FEE--Federated Services Company ("FServ") provides the Funds with certain administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of the Trust for the period.

  TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

  PORTFOLIO ACCOUNTING FEES--FServ maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

  CUSTODIAN FEES--National Bank of Commerce is the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

  ORGANIZATIONAL EXPENSES--Organizational expenses were initially borne by FServ. The Funds have reimbursed FServ for these expenses. These expenses have been deferred and are being amortized over the five year period following each Fund's effective date.

                                                        EXPENSES OF ORGANIZING
   FUND                                                       THE FUNDS
   ----                                                 ----------------------
   Equity Fund                                                  $7,350
   Premier Fund                                                 $1,750
   Intermediate Bond Fund                                       $5,690
   Tax-Free Bond Fund                                           $4,910

  GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.



GREAT PLAINS FUNDS
-------------------------------------------------------------------------------
  INTERFUND TRANSACTIONS--During the period ended August 31, 1998, the Funds engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act and were attributable to a conversion of the assets of common and collective trust funds into the Great Plains Funds. Interfund transactions were as follows:

   FUND                                   PURCHASES                                 SALES
   ----                                  ------------                             ----------
   Equity Fund                           $188,924,095                             $4,903,292
   Premier Fund                          $ 21,378,306                             $  389,295
   Intermediate Bond Fund                $125,291,907                             $2,016,635
   Tax-Free Bond Fund                    $ 61,182,718                             $  929,878

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term and conversion securities, for the period ended August 31, 1998, were as follows:

   FUND                                  PURCHASES                                SALES
   ----                                 ------------                           -----------
   Equity Fund                          $139,118,181                           $67,876,853
   Premier Fund                         $ 29,069,697                           $14,830,650
   Intermediate Bond Fund               $ 80,103,192                           $10,765,452
   Tax-Free Bond Fund                   $ 10,983,503                           $ 5,128,119

6. CONCENTRATION OF CREDIT RISK

Since Tax-Free Bond Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable general tax-exempt mutual fund. In order to reduce the credit risk associated with such factors, at August 31, 1998, 31.9% of the securities in the portfolio of investments were backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The value of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 13.4% of total investments.

7. YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Funds could be adversely affected if the computer systems used by the Funds' service providers or issuers in which the Funds invest do not properly process and calculate date- related information and data from and after January 1, 2000. The Funds' Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Funds' other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.


INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of GREAT PLAINS FUNDS:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Great Plains Funds (the "Trust") comprised of the following portfolios: Great Plains Equity Fund, Great Plains Intermediate Bond Fund, Great Plains Premier Fund, and Great Plains Tax-Free Bond Fund as of August 31, 1998, the related statements of operations and statements of changes in net assets, and the financial highlights for the period ended August 31, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1998, by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Great Plains Equity Fund, Great Plains Intermediate Bond Fund, Great Plains Premier Fund, and Great Plains Tax-Free Bond Fund as of August 31, 1998, the results of their operations, the changes in their net assets and their financial highlights for the respective stated period in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Pittsburgh, Pennsylvania
October 9, 1998


 . NOT FDIC INSURED
 . MAY LOSE VALUE
 . NO BANK GUARANTEE

EDGEWOOD SERVICES, INC., DISTRIBUTOR


G02475-01 (10/98)





                        GREAT PLAINS FUNDS ANNUAL REPORT
                                    APPENDIX

A1. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath the graphic presentation. Great Plains Equity Fund is represented by a solid line, whereas Standard and Poor's 500 Index (S&P 500) is represented by a dotted line, and the Lipper Growth and Income Funds Average (LPIFA) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Great Plains Equity Fund for the period from August 31, 1988 to August 31, 1998. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Great Plains Equity Fund as compared to the S&P 500, and LPIFA; the ending values are $33,700, $37,063, and $48,200, respectively. Beneath the list of components that correspond to the line graph are the following average annual total return data for the one-year period, five-year period, and ten-year period ended August 31, 1998 for the Great Plains Equity Fund. The total returns (with sales charge) were (0.13%), 13.96%, and 12.92%, respectively. The performance disclaimer and footnotes are listed directly under the graphic presentation.

A2. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath the graphic presentation. Great Plains Equity Fund is represented by a solid line, whereas Standard and Poor's 500 Index (S&P 500) is represented by a dotted line, and the Lipper Growth and Income Funds Average (LPIFA) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000, without sales charge, in the Great Plains Equity Fund for the period from August 31, 1988 to August 31, 1998. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Great Plains Equity Fund as compared to the S&P 500, and LPIFA; the ending values are $34,743, $37,063, and $48,200, respectively. Beneath the list of components that correspond to the line graph are the following average annual total return data for the Great Plains Equity Fund, for the one-year period, five-year period, and ten-year period (without sales charge), ended August 31, 1998.. The total returns, without sales charge, were: 2.96%, 14.66%, and 13.26%, respectively. The performance disclaimer and footnotes are listed directly under the graphic presentation.

A3. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath the graphic presentation. Great Plains Premier Fund is represented by a solid line, whereas Lipper Small-Cap Fund Average (LSCFA) is represented by a dotted line, and the Russell 2000 Small-Stock Index (RU2) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Great Plains Premier Fund for the period from October 31, 1988 to August 31, 1998. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Great Plains Premier Fund as compared to the LSCFA, and the RU2; the ending values are $25,427, $27,403, and $33,266, respectively. Beneath the list of components that correspond to the line graph are the following average annual total return data for the one-year period, five-year period, and start of performance (10/31/88) ended August 31, 1998 for the Great Plains Premier Fund. The total returns (with sales charge) were (11.40%), 11.87%, and 9.86%, respectively. The performance disclaimer and footnotes are listed directly under the graphic presentation.

A4. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath the graphic presentation. Great Plains Premier Fund is represented by a solid line, whereas Lipper Small-Cap Fund Average (LSCFA) is represented by a dotted line, and the Russell 2000 Small-Stock Index (RU2) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000, without sales charge, in the Great Plains Premier Fund for the period from October 31, 1988 to August 31, 1998. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Great Plains Premier Fund as compared to the LSCFA, and the RU2; the ending values are $26,213, $27,403, and $33,266, respectively. Beneath the list of components that correspond to the line graph are the following average annual total return data for the one-year period, five-year period, and start of performance (10/31/88) ended August 31, 1998 for the Great Plains Premier Fund. The total returns (without sales charge) were (8.66%), 12.55%, and 10.20%, respectively. The performance disclaimer and footnotes are listed directly under the graphic presentation.

A5. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath the graphic presentation. Great Plains Intermediate Bond Fund is represented by a solid line, whereas Lipper Intermediate Investment Grade Average (LIIGA) is represented by a dotted line, and the Lehman Brothers Government/Corporate Index 5-10 (LGCI) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000, with sales charge, in the Great Plains Intermediate Bond Fund for the period from August 31, 1988 to August 31, 1998. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Great Plains Intermediate Bond Fund as compared to the LIIGA, and LGCI; the ending values are $21,362, $22,252, and $22,536, respectively. Beneath the list of components that correspond to the line graph are the following average annual total return data for the one-year period, five-year period, and ten-year period ended August 31, 1998 for the Great Plains Intermediate Bond Fund. The total returns (with sales charge) were 7.75%, 5.34%, and 7.88%, respectively. The performance disclaimer and footnotes are listed directly under the graphic presentation.

A6. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath the graphic presentation. Great Plains Intermediate Bond Fund is represented by a solid line, whereas Lipper Intermediate Investment Grade Average (LIIGA) is represented by a dotted line, and the Lehman Brothers Government/Corporate Index 5-10 (LGCI) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000, without sales charge, in the Great Plains Intermediate Bond Fund for the period from August 31, 1988 to August 31, 1998. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Great Plains Intermediate Bond Fund as compared to the LIIGA, and LGCI; the ending values are $22,022, $22,252, and $22,536, respectively. Beneath the list of components that correspond to the line graph are the following average annual total return data for the one-year period, five-year period, and ten-year period ended August 31, 1998 for the Great Plains Intermediate Bond Fund. The total returns (without sales charge) were 11.09%, 5.99%, and 8.21%, respectively. The performance disclaimer and footnotes are listed directly under the graphic presentation.

A7. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath the graphic presentation. Great Plains Tax-Free Bond Fund is represented by a solid line, whereas Lipper Intermediate Municipal Debt Average (LIMA) is represented by a dotted line, and the Lehman Brothers Municipal Index/ 7-Year (LB7GO) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000, with sales charge, in the Great Plains Tax-Free Bond Fund for the period from August 31, 1988 to August 31, 1998. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Great Plains Tax-Free Bond Fund as compared to the LIIGA, and LGCI; the ending values are $17,224, $19,698, and $21,908, respectively. Beneath the list of components that correspond to the line graph are the following average annual total return data for the one-year period, five-year period, and ten-year period ended August 31, 1998 for the Great Plains Tax-Free Bond Fund. The total returns (with sales charge) were 3.10%, 3.93%, and 5.59%, respectively. The performance disclaimer and footnotes are listed directly under the graphic presentation.

A8. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath the graphic presentation. Great Plains Tax-Free Bond Fund is represented by a solid line, whereas Lipper Intermediate Municipal Debt Average (LIMA) is represented by a dotted line, and the Lehman Brothers Municipal Index/ 7-Year (LB7GO) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000, without sales charge, in the Great Plains Tax-Free Bond Fund for the period from August 31, 1988 to August 31, 1998. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Great Plains Tax-Free Bond Fund as compared to the LIMA, and LB7GO; the ending values are $21,908, $19,698, and $21,908, respectively. Beneath the list of components that correspond to the line graph are the following average annual total return data for the one-year period, five-year period, and ten-year period ended August 31, 1998 for the Great Plains Tax-Free Bond Fund. The total returns (without sales charge) were 6.29%, 4.57%, and 5.91%, respectively. The performance disclaimer and footnotes are listed directly under the graphic presentation.